                       SUPPLEMENT DATED DECEMBER 1, 1995
                                       TO
                     PORTFOLIO DIRECTOR SEPARATE ACCOUNT A
                                   PROSPECTUS
                              DATED JULY 11, 1995

1. The Prospectus is hereby amended by deleting in its entirety the third paragraph of the "Transfers During the Accumulation Period" section on page 31 of the Prospectus and by replacing in lieu thereof the following:

   Transfers from a Fixed Subaccount to one or more Variable Investment Options or another Fixed Subaccount may be made during the Accumulation Period, subject to certain restrictions. Specifically, during the Accumulation Period, transfers of up to 20% of the Accumulation Value allocated to Fixed Account Plus may be made each Participant Year without the imposition of a charge. If the transfer would result in a Fixed Account Plus Accumulation Value of less than $500, the entire Fixed Account Plus Accumulation Value may be transferred at that time. VALIC will allow transfers to be made each Participant Year in excess of the 20% limitation subject to a charge equal to 5% of the amount in excess of the 20% limitation. In no event may this charge exceed 8.5% of the total Purchase Payments attributable to the Participant Account at the time of the transfer.

   A transfer to Short Term Fixed Account currently will result in no further transfers from Short Term Fixed Account being permitted for a period of 90 days. Otherwise, transfers from Short Term Fixed Account may be made at any time during the Accumulation Period. VALIC may change the 90 day transfer restriction at any time. However, the transfer period may not exceed 180 days.

2. The Prospectus is hereby amended by the addition of the following sections under "Charges Under Variable Annuity Contracts".

   CHARGE FOR SURRENDERS FROM FIXED ACCOUNT PLUS DIRECTED TO OTHER FUNDING ENTITIES.

   For the purposes of this section, "other funding entities" means any financial institution which provides a funding vehicle for the Participant's employee retirement plan. For the purposes of this section "directed to" means that the surrender of the Accumulation Value allocated to Fixed Account Plus is made payable directly to the other funding entities.

   The Company will allow a Participant's Accumulation Value allocated to one of the Variable Investment Options or the Short Term Fixed Account to be surrendered and directed to other funding entities at any time without the imposition of a surrender charge.

   The Company will allow a Participant's Accumulation Value allocated to Fixed Account Plus to be surrendered and directed to other funding entities as follows:

   a. Up to 100% of a Participant's Accumulation Value allocated to Fixed Account Plus may be surrendered and directed to other funding entities without the imposition of a surrender charge upon the Participant's retirement, separation from service or disability;

   b. Up to 20% of a Participant's Accumulation Value allocated to Fixed Account Plus may be surrendered and directed to other funding entities without the imposition of a surrender charge during each Participant Year. If multiple surrenders of the Participant's Accumulation Value in Fixed Account Plus are made and directed to other funding entities by a Participant in a Participant Year, the percentages of the Fixed Account Plus Accumulation Value surrendered each time will be added together to determine the 20% limit for that Participant Year. For each surrender, the percentage surrendered is the ratio of the amount surrendered to the portion of the Accumulation Value allocated to Fixed Account Plus immediately prior to the surrender. If, following a 20% of Accumulation Value surrender the remaining amount allocated to Fixed Account Plus would be less than $500, such value may also be surrendered in full at that time without charge.

   c. Up to 100% of the Participant's Accumulation Value allocated to Fixed Account Plus may be surrendered and directed to other funding entities without the imposition of a surrender charge over a five year period under either one of the following two methods.

        (1) Five Year Equal Amount Installment Method

            Under this method, the Participant's Accumulation Value allocated to Fixed Account Plus with interest credited will be paid out in equal installments over a five-year period.

            The interest rate during the five year payout period will be declared in advance by VALIC. No other withdrawals may be made from Fixed Account Plus once payments begin.

        (2) Decreasing Balance Method

            Under this method, (1),% of the account balance in Fixed Account Plus will be surrendered the first year; 1/4 of the remaining balance, the second year; 1/3 of the remaining balance the third year; 1/2 of the remaining balance the fourth year; the entire remaining balance the fifth year. Interest under this method will be periodically credited at a rate determined by VALIC. Other withdrawals from Fixed Account plus may be made under this method.

   d. All other surrenders of a Participant's Accumulation Value allocated to Fixed Account Plus directed to other funding entities not discussed above will be subject to a surrender charge. The surrender charge will be 5% of amounts in excess of the 20% limitation. Total surrender charges will not be permitted to exceed 8.5% of the total Purchase Payments attributable to the Participant Account at the time of the surrender.

   CHARGE FOR TRANSFERS FROM FIXED ACCOUNT PLUS IN EXCESS OF 20% OF ACCUMULATION VALUE

   The Company will allow transfers in excess of 20% of the Participant's Accumulation Value allocated to Fixed Account Plus to be made each Participant Year (see Transfers During the Accumulation Period in this prospectus) subject to a charge equal to 5% of the amount in excess of the 20% limitation. In no event may this charge exceed 8.5% of the total Purchase Payments attributable to the Participant Account at the time of transfer.

3. Other provisions of this Prospectus including the Fee Table and Exchange Offers sections are hereby deemed conformed to reflect the amendments stated in 1 and 2 above.

VA 9084-A

                          [LOGO APPEARS HERE] PORTFOLIO
                          ------------------- DIRECTOR

--------------------------------------------------------------

                          SEPERATE ACCOUNT A

                          Units of Interest Under Group
                          and Individual Variable Annuity Contracts
                          Portfolio Director Contract Series
                          Prospectus July 11, 1995

THE VARIABLE ANNUITY LIFE INSURANCE
COMPANY
UNITS OF INTEREST UNDER
GROUP AND INDIVIDUAL VARIABLE
ANNUITY CONTRACTS
(PORTFOLIO DIRECTOR CONTRACT SERIES)
SEPARATE ACCOUNT A                                                 July 11, 1995

PROSPECTUS

The group and individual variable annuity contracts (the "Contracts") offered by The Variable Annuity Life Insurance Company (the "Company") in connection with this Prospectus are available to the public primarily through participation in retirement programs which receive favorable tax deferred treatment under Federal income tax law but include non-qualified Contracts as well. The Contracts are available on a flexible payment deferred, single payment deferred, or single payment immediate annuity basis. The Contract series is composed of Contract forms UIT-194, UITG-194, UITN-194, UIT-IRA-194, and UIT-SEP-194.

The Contracts provide benefits related to the Company's General Account and to the Divisions of the Company's Separate Account A, which invest in separate portfolios of American General Series Portfolio Company (the "Series Company") as well as portfolios of other mutual funds (collectively, the "Funds"), as selected by the Participant. The Series Company consists of the following Funds: the Stock Index Fund, the MidCap Index Fund, the Small Cap Index Fund, the International Equities Fund, the Growth Fund, the Growth & Income Fund, the Capital Conservation Fund, the Government Securities Fund, the International Government Bond Fund, the Social Awareness Fund, the Science & Technology Fund, the Money Market Fund, and the Timed Opportunity Fund (collectively, the "Series Company Funds"). The other mutual fund portfolios consist of the following
Funds: from the Dreyfus Variable Investment Fund you may invest in the Small Cap Portfolio (the "Dreyfus Small Cap Fund") and from the Templeton Variable Products Series Fund you may invest in either or both the Templeton Asset Allocation Fund or the Templeton International Fund.
--------------------------------------------------------------------------------

This Prospectus provides investors the information they should know before investing in the Contracts. Investors should read and retain this Prospectus for future reference. A Profile of the Contract is provided on page 4 of this Prospectus.

Additional information, including a Statement of Additional Information dated July 11, 1995, has been filed with the Securities and Exchange Commission and contains further information about Separate Account A. The Statement of Additional Information is incorporated herein by reference. A copy may be obtained without charge by completing and returning the form at the back of this Prospectus or by calling 1-(800)-44-VALIC. The table of contents of the Statement of Additional Information appears on page 60 of this Prospectus.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS BEING CONSIDERED. EACH OF THESE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS

                                               Page
                                               ----
Profile.......................................    4
Definitions...................................    6
Fee Table.....................................    8
Selected Accumulation Unit Data...............   10
Introduction..................................   12
The Company and the Separate Account..........   13
The Funds.....................................   14
Performance Information.......................   16
    Average Annual Total Return with Surrender
      Charge and Maintenance Fee Imposed......   18
    Average Annual Total Return with No
      Surrender Charge and Maintenance Fee
      Imposed.................................   19
    Cumulative Return.........................   19
    Annual and Cumulative Change in
      Accumulation Unit Value.................   20
    Hypothetical $10,000 Account Value........   21
    Endorsements and Published Ratings........   30
Transfers Among Investment Options............   31
    Transfers During the Accumulation
      Period..................................   31
    Transfers During the Annuity Period.......   31
    Other Requirements........................   31
Charges Under Variable Annuity Contracts......   32
    Charge for Premium Taxes..................   32
    Charge for Partial and Total Surrenders...   32
    Charge for Account Maintenance............   34
    Charge to the Separate Account............   35
    Miscellaneous.............................   35
    Charge for Income Taxes...................   35
Accumulation Period...........................   35
    Purchase Payments.........................   35
    Death Benefits During Accumulation
      Period..................................   37
    Suspension of Purchase Payments...........   38
Annuity Period................................   38
    Fixed or Variable Annuity Payments........   38
    Annuity Date..............................   39
    Annuity Payment Options...................   39
    Enhancements Under Annuity Options........   40
    Death of Annuitant During Annuity
      Period..................................   40
Surrender.....................................   40
Other Contract Features.......................   42
    Change of Beneficiary and Contingent
      Owner...................................   42
    Revocation................................   42

                                               Page
                                               ----
    Reservation of Rights.....................   42
    Relationship to Employer's Plan...........   42
Federal Tax Matters...........................   42
    General...................................   42
    Taxes Payable by Participants and
      Annuitants..............................   42
    Section 403(b) Annuities for Employees of
      Certain Tax-Exempt Organizations or
      Public Educational Institutions.........   43
    Section 401 Qualified Pension,
      Profit-Sharing or Annuity Plans.........   44
    Individual Retirement Annuities...........   44
    Simplified Employee Pension Plans.........   45
    Section 457 Unfunded Deferred Compensation
      Plans of Public Employers and Tax-Exempt
      Organizations...........................   45
    Private Employer Unfunded Deferred
      Compensation Plans......................   46
    Non-Qualified Contracts...................   46
    Effect of Tax-Deferred Accumulations......   47
    Fund Diversification......................   48
Voting Rights.................................   48
Other Variable Annuity Contracts..............   49
Exchange Offers...............................   49
    General...................................   49
    Differences Between New and Existing
      Contracts...............................   50
    Exchanges From Independence Plus
      Contracts...............................   50
    Exchanges From V-Plan Contracts...........   51
    Exchanges From SA-1 and SA-2 Contracts....   52
    Exchanges From Impact Contracts...........   53
    Exchanges From Compounder Contracts.......   54
    Exchanges From Certain Other Existing
      Contracts...............................   55
    Information Which May be Applicable to Any
      Exchange................................   55
    Agents' and Managers' Retirement Plan
      Exchange Offer..........................   55
    Taxes and Conversion Costs................   56
    Availability of Offer.....................   56
Appendix......................................   57
Revocation of Telephone Asset Transfer
  Authority...................................   58
Contents of Statement of Additional
  Information.................................   60

                      PROFILE OF PORTFOLIO DIRECTOR CONTRACT

     Portfolio Director is VALIC's combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of Portfolio Director's major features is presented below. For a more detailed discussion of the Portfolio Director Contract, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

     Portfolio Director offers you a choice from among 16 Variable Investment Options and two Fixed Account Options. You may invest in up to seven of these options at any one time.

-------------------------------------------------------------------------------------------------------------------------
                      FIXED ACCOUNT
                      OPTIONS
-------------------------------------------------------------------------------------------------------------------------
FIXED                 Fixed                        Guaranteed high current            --                    --
OPTIONS               Account Plus                 interest income
                      ---------------------------------------------------------------------------------------------------
                      Short-Term                   Guaranteed current                 --                    --
                      Fixed Account                interest income
-------------------------------------------------------------------------------------------------------------------------
                      VARIABLE INVESTMENT          INVESTMENT
                      OPTIONS                      STRATEGY                           ADVISER               SUBADVISER
-------------------------------------------------------------------------------------------------------------------------
INDEX                 Stock Index Fund             Seeks to emulate S&P 500(R) Index  VALIC                 Bankers Trust
EQUITY                ---------------------------------------------------------------------------------------------------
FUNDS                 MidCap                       Seeks to emulate S&P MidCap        VALIC                 Bankers Trust
                      Index Fund                   400(R) Index
                      ---------------------------------------------------------------------------------------------------
                      Small Cap                    Seeks to emulate                   VALIC                 Bankers Trust
                      Index Fund                   Russell 2000(R) Index
                      ---------------------------------------------------------------------------------------------------
                      International                Seeks to emulate EAFE Index        VALIC                 N/A
                      Equities Fund
-------------------------------------------------------------------------------------------------------------------------
ACTIVELY              Templeton                    Growth in investments              Templeton             N/A
MANAGED               International                outside the U.S.
EQUITY                Fund
FUNDS                 ---------------------------------------------------------------------------------------------------
                      Dreyfus Small                Growth through investments         Dreyfus               N/A
                      Cap Fund                     in smaller companies
                      ---------------------------------------------------------------------------------------------------
                      Growth Fund                  Growth through investments         VALIC                 T. Rowe Price
                                                   in service sector companies
                      ---------------------------------------------------------------------------------------------------
                      Growth &                     Growth and income                  VALIC                 Value Line
                      Income                       through stocks (or securities
                      Fund                         convertible to stocks)
-------------------------------------------------------------------------------------------------------------------------
INCOME                Capital                      Invests in high quality            VALIC                 N/A
FUNDS                 Conservation  Fund           corporate bonds
                      ---------------------------------------------------------------------------------------------------
                      Government                   Invests in intermediate            VALIC                 N/A
                      Securities                   and long-term government
                      Fund                         debt securities
                      ---------------------------------------------------------------------------------------------------
                      International                Invests in high quality            VALIC                 N/A
                      Government                   debt securities issued
                      Bond Fund                    or guaranteed by foreign
                                                   governments
-------------------------------------------------------------------------------------------------------------------------
SPECIALTY             Social                       Growth in stocks meeting           VALIC                 N/A
FUNDS                 Awareness Fund               social criteria of Fund
                      ---------------------------------------------------------------------------------------------------
                      Science &                    Stocks of companies which          VALIC                 T. Rowe Price
                      Technology                   benefit from the development
                      Fund                         of science and technology
-------------------------------------------------------------------------------------------------------------------------
MONEY                 Money Market                 Invests in short-term              VALIC                 N/A
MARKET                Fund                         money market investments
FUND
-------------------------------------------------------------------------------------------------------------------------
ASSET                 Timed Opportunity            Maximum return and                 VALIC                 N/A
ALLOCATION            Fund                         controlled risk through
FUND                                               adjusting mix of equities,
                                                   debt and money
                                                   market investments
                      ---------------------------------------------------------------------------------------------------
                      Templeton                    Flexible policy of investing in    Templeton             N/A
                      Asset                        stocks and debt obligations of
                      Allocation                   companies and governments
                      Fund                         of any nation
-------------------------------------------------------------------------------------------------------------------------

     A detailed description of the investment policy of each Fund can be found in the section of the prospectus entitled "The Funds," and also in the current prospectus for each Fund mentioned.

     A Variable Annuity is designed to provide retirement benefits through the accumulation of contributions, called net Purchase Payments. These payments can be placed in Fixed Options or Variable Options in the contract. You bear the investment risk if you choose to invest in any of the Variable Options in the contract.

     The total amount accumulated in the plan can be used to provide fixed or variable annuity payments upon retirement.

INCREASING ANNUAL DEATH BENEFIT

     Portfolio Director offers a death benefit that increases each year during the Accumulation Period. This feature is available to all variable-account investors under age 70 and to fixed-account investors under age 85.

     To learn more about the increasing annual death benefit, refer to the section in the prospectus entitled "Accumulation Period."

     This contract provision may vary from state-to-state.

LOANS

     Portfolio Director offers a tax-free loan provision for tax-qualified contracts that gives you access to your money in either of the fixed account options, subject to a minimum loan amount of $1,000. The availability of loans is subject to government regulations, as well as your employer's plan provisions.

     Keep in mind that tax laws place restrictions on withdrawals (i.e. loans which are not repaid) if made prior to age 59 1/2.

TRANSFERS

     There is no charge to transfer the money in your account among the Portfolio Director investment options. You may transfer all or part of your variable account balances at any time during the Accumulation Period.

     Your account balances in the Short Term Account must remain there for at least 90 days before they can be transferred to other contract options. In Fixed Account Plus, up to 20% of your account value may be transferred during each contract year to other investment options.

     Once you begin receiving payments from your account (called the Annuity Period), you may still transfer funds among Variable Investment Options once each contract year.

     Transfers can be made by calling VALIC's toll-free transfer service at 1-800-621-7792. For more information on account transfers, see the "Transfers Among Investment Options" section in the prospectus.

FEES

ACCOUNT MAINTENANCE FEE:

     If any of your account is invested in Variable Investment Options, a quarterly account maintenance fee of $3.75 is charged to your account. If you invest only in fixed-account options during a calendar quarter no account maintenance fee is assessed.

SURRENDER CHARGE:

     Under some circumstances a surrender charge is made to your account. These situations are discussed in detail in the section of the prospectus entitled "Charge for Partial and Total Surrenders." When this happens the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you made to your account during the last 60 months.

     Withdrawals are always subject to your plan provisions and federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

SEPARATE ACCOUNT CHARGE:

     Depending on the Variable Investment Option you choose, you may incur a mortality and expense risk fee, computed at an annualized rate of 1% or 1.25% on the average daily net asset value of the separate account.

PREMIUM TAX CHARGE:

     Premium taxes ranging from zero to 3% are currently imposed by certain states and municipalities on purchase payments made under the contract.

FUND ANNUAL EXPENSE CHARGE:

     A daily charge based on a percentage of each Fund's average daily net asset balance is payable by each Fund to its investment adviser.

     Since some of these fees may not apply to your contract, consult your VALIC Retirement Plan Specialist to see how these provisions apply to you. More information on fees may be found in the prospectus under the headings "Charges Under Variable Annuity Contracts" and "Fee Table."

PAYOUT OPTIONS

     When you withdraw your money, you can select from several payout options: a lifetime annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Annuity Period" section of the prospectus.

FEDERAL TAX INFORMATION

     Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs which receive favorable tax treatment under federal law. For a more detailed discussion of these income tax provisions, see the "Federal Tax Matters" section of the prospectus.

PURCHASE REQUIREMENTS

     Purchase Payments may be made at any time and in any amount, subject to plan limitations.

     For more information on purchase payments, refer to the "Purchase Payment" section of the prospectus.

                                  DEFINITIONS

     Accumulation Period -- the time between the date of the first Purchase Payment and the Annuity Date.

     Accumulation Unit ("Unit") -- a unit of interest in a Separate Account Division which is accumulated in a Variable Investment Option before annuity payments begin. The value of a Unit will vary with the net investment experience of the respective Separate Account Division.

     Accumulation Value -- the sum of the values of the Fixed Subaccounts and the Variable Investment Options that have not been applied to provide annuity payments allocated to a Participant Account.

     Annuitant -- the individual to whom annuity payments will be paid. If the Annuitant dies before the Annuity Date, the Beneficiary may receive payments.

     Annuity Date -- the date elected by a Contract Owner on which annuity payments start.

     Annuity Period -- the time during which annuity payments are made.

     Annuity Unit -- a measuring unit used in calculating the amount of annuity payments. The value of an Annuity Unit for a Variable Investment Option will vary with the net investment experience of the Separate Account Division selected. The value will be adjusted according to the Assumed Investment Rate chosen by the Annuitant.

     Assumed Investment Rate -- the rate used to determine the first monthly annuity payment per thousand dollars of Accumulation Value in the Variable Investment Option(s). (See the Statement of Additional Information for a description of the effect of the Assumed Investment Rate on the level of payments.)

     Beneficiary -- the person who will receive payments, if any, on the Annuitant's death.

     Contract -- an individual or group variable annuity contract offered by this Prospectus.

     Contract Owner -- the employer, or other organization, which makes application for a group Contract; the Annuitant under an individual Contract unless otherwise stated in the application. Under an individual non-qualified annuity Contract, the Contract Owner is generally the Annuitant but is not required to be the Annuitant; under such Contract the Contract Owner may also provide for a "Contingent Contract Owner."

     Fixed Subaccount -- a particular subaccount under a Participant Account into which net Purchase Payments and Accumulation Value under a fixed annuity Contract may be allocated during the Accumulation Period. Fixed Subaccounts may also be referred to collectively as "Fixed Interest Options." Allocations to the Fixed Subaccounts are guaranteed to earn at least the minimum rate of interest described in the Annuity Contract offered by this prospectus. Reserves for these allocations are held in the Company's General Account.

     Fixed Account Plus -- a Fixed Subaccount which is suitable for those wishing to make more than a short-term commitment to a fixed return option. Up to 20% of the Accumulation Value under Fixed Account Plus may be transferred during each Participant Year. (For a more complete discussion of transfers and the limitations thereon, see "Transfers Among Investment Options.") The total interest rates paid by the Company from time to time on amounts deposited in Fixed Account Plus are expected to more closely resemble the then-current returns available on intermediate-term debt investments than would be the case with respect to the Short Term Fixed Account.

     Short Term Fixed Account -- a Fixed Subaccount which is suitable primarily for those wishing to make only a shorter-term commitment to a fixed return option. After a transfer to Short Term Fixed Account, no further transfers from Short Term Fixed Account may be made for 90 days. (For a more complete discussion of transfers and the limitations thereon, see "Transfers Among Investment Options.")

     Fund -- an investment portfolio of a mutual fund which is the underlying investment medium for net Purchase Payments and Accumulation Values allocated to a Separate Account Division.

     General Account -- the assets of the Company other than those in the Separate Account or any other separate account. Reserves for any fixed annuity are maintained in the General Account.

     Home Office -- the main office of the Company at 2929 Allen Parkway, Houston, Texas 77019.

     Participant -- an individual, most often the Annuitant on whose life annuity payments will be based, for whom Purchase Payments are made.

     Participant Account -- an individual account which is established for a Participant under a group Contract to record transactions and values as to a Participant or, in the case of an individual Contract, the entire Contract.

     Participant Year -- a twelve month period starting with the issue date of a Participant's certificate under a group Contract or the issue date of an individual Contract and each anniversary of that date.

     Purchase Payment -- an amount paid to VALIC in consideration for the benefits of an annuity Contract offered by this Prospectus.

     Separate Account -- the segregated asset account referred to as Separate Account A. Separate Account A was established by the Company under the Texas Insurance Code to receive and invest the net Purchase Payments and Accumulation Value allocated to variable annuity contracts.

     Separate Account Divisions ("Divisions") -- subdivisions of the Separate Account, each of which invests in a different Fund with a particular investment objective and strategy, and into which the net Purchase Payments and Accumulation Value under a variable annuity may be applied.

     Surrender Value -- the Accumulation Value of a Participant Account less the surrender charge, if any, which is the amount payable upon surrender of a Participant Account.

     Variable Investment Options -- Variable investments available corresponding to the Separate Account Divisions into which net Purchase Payments and Accumulation Values under a variable annuity Contract may be allocated. Investment returns on Variable Investment Options may be positive or negative. (For a more complete description of Variable Investment Options, see "The Funds.")

                                   FEE TABLE

CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES(1)

Surrender Charge (as a 5% % of the lesser of all purchase
  payments received during the last 60 months or the
  amount withdrawn (2) ..................................................................................    5%

ACCOUNT MAINTENANCE FEE ($3.75 per quarter, annualized)(2)...............................................  $15

CHARGE TO SEPARATE ACCOUNT (as a % of average account value):

                                                                                                                      GOV-
                                                                 TEM-                          GROWTH                 ERN-
                                          SMALL      INTER-     PLETON     DREYFUS               &        CAPITAL     MENT
                    STOCK      MIDCAP      CAP       NATIONAL   INTER-     SMALL                IN-       CONSER-    SECURI-
CHARGE TO SEPARATE  INDEX      INDEX      INDEX      EQUITIES   NATIONAL    CAP       GROWTH    COME      VATION      TIES
ACCOUNT              FUND       FUND       FUND       FUND       FUND       FUND      FUND(3)  FUND(3)     FUND       FUND
------------------- ------     ------     ------     ------     ------     ------     ------   ------     ------     ------
Mortality Risk
  Fee..............   .80%       .80%       .80%       .80%       .80%       .80%       .80%     .80%       .80%       .80%
Expense Risk Fee...   .20%       .20%       .20%       .20%       .45%       .45%       .20%     .20%       .20%       .20%
                    ------     ------     ------     ------     ------     ------     ------   ------     ------     ------
Total Charge to
  Separate
  Account..........  1.00%      1.00%      1.00%      1.00%      1.25%      1.25%      1.00%    1.00%      1.00%      1.00%

                     INTER-
                     NATIONAL              SCIENCE                          TEMPLE-
                     GOVERN-    SOCIAL       &                   TIMED       TON
                      MENT      AWARE-     TECH-      MONEY      OPPOR-     ASSET
CHARGE TO SEPARATE    BOND       NESS      NOLOGY     MARKET     TUNITY   ALLOCATION
ACCOUNT               FUND       FUND      FUND(3)     FUND       FUND       FUND
-------------------  ------     ------     ------     ------     ------     ------
Mortality Risk
  Fee..............    .80%       .80%       .80%       .80%       .80%       .80%
Expense Risk Fee...    .20%       .20%       .20%       .20%       .20%       .45%
                     ------     ------     ------     ------     ------     ------
Total Charge to
  Separate
  Account..........   1.00%      1.00%      1.00%      1.00%      1.00%      1.25%

FUND ANNUAL EXPENSES (as a % of Fund average net assets)

                                                         TEM-                      GROWTH            ERN-    NATIONAL
                                      SMALL    INTER-   PLETON   DREYFUS             &      CAPITAL  MENT     GOVERN-  SOCIAL
                    STOCK    MIDCAP    CAP    NATIONAL  INTER-    SMALL             IN-     CONSER- SECURI-    MENT    AWARE-
                    INDEX    INDEX    INDEX   EQUITIES NATIONAL   CAP     GROWTH   COME     VATION   TIES      BOND     NESS
     EXPENSES        FUND    FUND      FUND     FUND     FUND     FUND    FUND(3)  FUND(3)   FUND     FUND     FUND     FUND
-------------------  ----    -----     ----     ----     ----     ----    -------  -------   ----     ----     ----     ----
Management
  fees(5)..........  .30%     .35%     .35%     .35%     .50%     .75%     .80%    .75%     .50%     .50%     .50%     .50%
Other expenses(4)..  .09      .11      .12      .12      .33      .32      .09     .11      .09      .09      .11      .10
Advisers'
  Reduction of
  Fund
  Expenses(6)......  .00      .00      .00      .00      .00      .00      .00     .00      .00      .00      .00      .00
                    ----     ----     ----     ----     ----     ----     ----    ----     ----     ----     ----     ----
Total Fund
  Expenses (after
  Reduction).......  .39%     .46%     .47%     .47%     .83%    1.07%     .89%    .86%     .59%     .59%     .61%     .60%


                     SCIENCE                     TEMPLE-
                       &                TIMED      TON
                      TECH-    MONEY    OPPOR-    ASSET
                     NOLOGY    MARKET   TUNITY  ALLOCATION
     EXPENSES        FUND(3)    FUND     FUND      FUND
------------------- -------    ----     ----       ----
Management
  fees(5)..........   .90%      .50%     .50%     .50%
Other expenses(4)..   .05       .08      .09      .25
Advisers'
  Reduction of
  Fund
  Expenses(6)......   .00       .00      .00      .00
                     ----      ----     ----     ----
Total Fund
  Expenses (after
  Reduction).......   .95%      .58%     .59%     .75%

Example #1 -- Assuming surrender at the end of the period shown:

Total Expenses: You would pay the following expenses on a $1,000 investment under a typical Contract invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                                            1           3            5           10
                                                                           YEAR        YEARS       YEARS        YEARS
                                                                           ----        ----        -----        -----
Stock Index Division....................................................   $ 62        $ 98        $ 133        $ 182
MidCap Index Division...................................................     63         100          137          190
Small Cap Index Division................................................     63         100          137          191
International Equities Division.........................................     63         100          137          191
Templeton International Division........................................     69         118          169          255
Dreyfus Small Cap Division..............................................     71         125          181          279
Growth Division(3)......................................................     67         113          159          236
Growth & Income Division(3).............................................     67         112          158          232
Capital Conservation Division...........................................     64         104          144          204
Government Securities Division..........................................     64         104          144          204
International Government Bond Division..................................     64         105          145          206
Social Awareness Division...............................................     64         104          144          205
Science & Technology Division(3)........................................     67         114          162          242
Money Market Division...................................................     64         104          143          203
Timed Opportunity Division..............................................     64         104          144          204
Templeton Asset Allocation Division.....................................     68         116          165          247

                            See footnotes on Page 9.

Example #2 -- Assuming no surrender at the end of the period shown:

Total Expenses. You would pay the following expenses on a $1,000 investment under a typical Portfolio Director Contract without a surrender charge imposed, invested in a Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                                                  ----        ----        ----        -----
Stock Index Division...........................................   $ 15        $ 48        $ 83        $ 182
MidCap Index Division..........................................     16          50          87          190
Small Cap Index Division.......................................     16          51          87          191
International Equities Division................................     16          51          87          191
Templeton International Division...............................     22          69         119          255
Dreyfus Small Cap Division.....................................     25          76         131          279
Growth Division(3).............................................     21          63         109          236
Growth & Income Division(3)....................................     20          63         108          232
Capital Conservation Division..................................     18          54          94          204
Government Securities Division.................................     18          54          94          204
International Government Bond Division.........................     18          55          95          206
Social Awareness Division......................................     18          55          94          205
Science & Technology Division(3)...............................     21          65         112          242
Money Market Division..........................................     17          54          93          203
Timed Opportunity Division.....................................     18          54          94          204
Templeton Asset Allocation Division............................     22          67         115          247

Additional Fee Table Examples are shown in the Appendix to this Prospectus. No contract fees are charged upon annuitization.
------------

(1) Premium taxes are not shown here, but may be charged by some states either on Purchase Payments or on amounts annuitized. See "Charge for Premium Taxes."
(2) Reductions in the surrender charge and the account maintenance fee are available if certain conditions are met. No account maintenance fee is deducted for any calendar quarter if the Accumulation Value is credited only to the Fixed Interest Options throughout the quarter as described in "Charge for Account Maintenance." See "Appendix". The surrender charge is not incurred after the 15th Participant Year or after the 5th Participant Year for an individual aged 59 1/2 or older; there is no surrender charge if no Purchase Payments were received during the 60 months immediately prior to surrender; there is no surrender charge on surrenders totaling up to 10% during a Participant Year as described in "Charge for Partial and Total Surrenders" below; there is no surrender charge if the Participant elects an Annuity Income Option or the no charge systematic withdrawal method; there is no surrender charge under certain Contracts for withdrawals which meet the no charge minimum distribution requirements described in "Charge for Partial and Total Surrenders" and "Surrender," below; there is no surrender charge imposed after death or disability of the Participant as described in "Charge for Partial and Total Surrenders" below. No account maintenance fee will be assessed during the Annuity Period as described in "Charge For Annual Account Maintenance" below.
(3) The Series Company Funds underlying the Growth Division, the Growth & Income Division and the Science & Technology Division were initiated on April 29, 1994. Total Fund expenses expressed as a percentage of Fund average net assets and total expenses as expressed above are estimated based on amounts for the current fiscal year.
(4) Includes custody, accounting, reports to shareholders, audit, legal and other miscellaneous expenses.
(5) The annual management fees for the Stock Index Fund, MidCap Index Fund, Small Cap Index Fund and International Equities Fund are based on each Fund's average daily net asset value at the following rates: .35% of the first $500 million and .25% on the excess over $500 million. The annual management fees for Growth Fund, Growth & Income Fund, Science & Technology Fund, Social Awareness Fund, Timed Opportunity Fund, Capital Conservation Fund, Government Securities Fund, International Government Bond Fund, Money Market Fund, and Dreyfus Small Cap Fund are flat rates as shown regardless of the amount of Fund assets. The annual management fees for Templeton Asset Allocation Fund and Templeton International Fund are based on each Fund's average daily net asset value at the following rates: .50% of the first $200 million, .45% from $200 million up to $1.3 billion, and .40% on the excess over $1.3 billion.
(6) To the extent that any of the Series Company Funds' accrued expenses for a given month exceed on an annualized basis 2% of estimated average daily net assets, the Company has voluntarily undertaken to reduce expenses of any such Fund, in an amount equal to the difference between such accrued expenses and 2% of the Fund's average daily net assets for that month. The Company may withdraw this voluntary undertaking upon 30 days written notice to the Series Company.

Note: These examples should not be considered representations of past or future expenses for the Separate Account or for any Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The purpose of the Fee Table above is to help Contract Owners and Participants understand the various expenses of the Separate Account and the Funds which are, in effect, passed on to the Contract Owners and Participants.

This Fee Table, including the examples above, shows all charges and expenses which are deducted from the assets of the Separate Account and from the Funds in which the Separate Account invests. No deductions are made from Purchase Payments, other than premium taxes which may be charged by some states. For a further description of these charges and expenses, see "Charges Under Variable Annuity Contracts" in this Prospectus and "Investment Adviser" in the Series Company Prospectus and "Management of the Fund" in the Dreyfus Small Cap Fund Prospectus and "Management of the Trust" in the Templeton Variable Products Series Fund Prospectus. Any and all limitations on total charges and expenses are reflected in this Fee Table.

                        SELECTED ACCUMULATION UNIT DATA

                                                                                             INTER-
                                          STOCK            MIDCAP         SMALL CAP         NATIONAL        TEMPLETON
                                          INDEX            INDEX            INDEX           EQUITIES       INTERNATIONAL
                                       DIVISION 10(2)   DIVISION 4(1)    DIVISION 14      DIVISION 11      DIVISION 20
                                       ------------     ------------     ------------     ------------     ------------
December 31, 1994
 Accumulation Units in Force.........   416,234,288      171,442,018      100,383,839      187,749,916       71,716,511
 Accumulation Unit Value.............     $1.724134        $2.153183        $1.222329        $1.054460        $0.999282
July 11, 1994
 Accumulation Unit Value(3)..........       --               --               --               --             $1.000000
April 29, 1994
 Accumulation Unit Value(3)..........       --               --               --               --               --
December 31, 1993
 Accumulation Units in Force.........   369,550,060      134,621,879       56,159,647      117,215,227          --
 Accumulation Unit Value.............     $1.729327        $2.259378        $1.277199        $0.986387          --
December 31, 1992
 Accumulation Units in Force.........   283,808,045       81,007,871        9,723,477       52,524,165
 Accumulation Unit Value.............     $1.589718        $2.021271        $1.112790        $0.767135          --
May 1, 1992
 Accumulation Unit Value(3)..........       --               --             $1.000000          --               --
December 31, 1991
 Accumulation Units in Force.........    90,526,907       49,106,844          --            27,011,169          --
 Accumulation Unit Value.............     $1.505641        $1.858030          --             $0.895250          --
October 1, 1991
 Accumulation Unit Value(3)..........       --               --               --               --               --
December 31, 1990
 Accumulation Units in Force.........    46,016,297       42,958,640          --            13,776,769
 Accumulation Unit Value.............     $1.179000        $1.538017          --             $0.813423
December 31, 1989
 Accumulation Units in Force.........    22,325,990       40,618,028          --             2,247,450
 Accumulation Unit Value.............     $1.238782        $1.712671          --             $1.028405          --
October 2, 1989
 Accumulation Unit Value(3)..........       --               --               --             $1.000000          --
December 31, 1988
 Accumulation Units in Force.........     9,213,178       38,747,706          --               --               --
 Accumulation Unit Value.............     $0.968670        $1.450217          --               --               --
December 31, 1987
 Accumulation Units in Force.........     4,326,102       35,297,367          --               --               --
 Accumulation Unit Value.............     $0.856238        $1.282662          --               --               --
April 20, 1987
 Accumulation Unit Value(3)..........     $1.000000          --               --               --               --
December 31, 1986
 Accumulation Units in Force.........       --            28,360,188          --               --               --
 Accumulation Unit Value.............       --             $1.351553          --               --               --
January 16, 1986
 Accumulation Unit Value(3)..........       --               --               --               --               --
December 31, 1985
 Accumulation Units in Force.........       --            21,817,139          --               --               --
 Accumulation Unit Value.............       --             $1.319494          --               --               --
December 31, 1984
 Accumulation Units in Force.........       --            20,338,366          --               --               --
 Accumulation Unit Value.............       --             $1.172148          --               --               --


                                         DREYFUS           GROWTH
                                        SMALL CAP           FUND
                                       DIVISION 18      DIVISION 15
                                       ------------     ------------
December 31, 1994
 Accumulation Units in Force.........    85,169,871       32,633,370
 Accumulation Unit Value.............     $1.043156        $1.001834
July 11, 1994
 Accumulation Unit Value(3)..........     $1.000000          --
April 29, 1994
 Accumulation Unit Value(3)..........       --             $1.000000
December 31, 1993
 Accumulation Units in Force.........       --               --
 Accumulation Unit Value.............       --               --
December 31, 1992
 Accumulation Units in Force.........
 Accumulation Unit Value.............       --               --
May 1, 1992
 Accumulation Unit Value(3)..........       --               --
December 31, 1991
 Accumulation Units in Force.........       --               --
 Accumulation Unit Value.............       --               --
October 1, 1991
 Accumulation Unit Value(3)..........       --               --
December 31, 1990
 Accumulation Units in Force.........
 Accumulation Unit Value.............
December 31, 1989
 Accumulation Units in Force.........
 Accumulation Unit Value.............       --               --
October 2, 1989
 Accumulation Unit Value(3)..........       --               --
December 31, 1988
 Accumulation Units in Force.........       --               --
 Accumulation Unit Value.............       --               --
December 31, 1987
 Accumulation Units in Force.........       --               --
 Accumulation Unit Value.............       --               --
April 20, 1987
 Accumulation Unit Value(3)..........       --               --
December 31, 1986
 Accumulation Units in Force.........       --               --
 Accumulation Unit Value.............       --               --
January 16, 1986
 Accumulation Unit Value(3)..........       --               --
December 31, 1985
 Accumulation Units in Force.........       --               --
 Accumulation Unit Value.............       --               --
December 31, 1984
 Accumulation Units in Force.........       --               --
 Accumulation Unit Value.............       --               --

------------

(1) Effective October 1, 1991, the Fund underlying this Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Historical accumulation unit values prior to October 1, 1991 reflect investment experience before these changes.

(2) Effective with the merger of Quality Growth Fund into Stock Index Fund on May 1, 1992, Quality Growth Division 9 was merged into Stock Index Division
    10. The merger of Divisions was accomplished by an exchange of units of Quality Growth Division 9 for units of Stock Index Division 10 of equivalent value as calculated at the close of business on April 30, 1992.

(3) Accumulation Unit Value At Date Of Inception.

                                                 INTERNATIONAL     SOCIAL          SCIENCE
  GROWTH &         CAPITAL       GOVERNMENT      GOVERNMENT        AWARE-          & TECH-          MONEY           TIMED
   INCOME        CONSERVATION    SECURITIES         BOND            NESS           NOLOGY          MARKET        OPPORTUNITY
DIVISION 16      DIVISION 7      DIVISION 8      DIVISION 13     DIVISION 12     DIVISION 17     DIVISION 6      DIVISION 5
------------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
  12,386,602      26,859,219      26,667,073      25,691,713      29,015,764      42,726,137      75,765,781      89,377,860
   $0.993168       $1.515278       $1.547150       $1.301357       $1.333899       $1.247713       $1.479129       $1.951533
     --              --              --              --              --              --              --              --
   $1.000000         --              --              --              --            $1.000000         --              --
     --           24,628,606      26,563,166      18,155,381      26,230,566         --           24,799,810      93,899,802
     --            $1.630069       $1.636228       $1.258340       $1.366979         --            $1.439327       $1.997266
     --           14,922,749      16,609,444       6,245,713      16,956,437         --           23,414,474      80,637,090
     --            $1.470167       $1.491537       $1.112826       $1.279516         --            $1.415690       $1.846025
     --              --              --              --              --              --              --              --
     --           11,069,044      11,694,890         953,038       8,447,711         --           25,545,494      76,624,765
     --            $1.366905       $1.405236       $1.090499       $1.250634         --            $1.384882       $1.878219
     --              --              --            $1.000000         --              --              --              --
     --            9,321,049       8,460,327         --            2,947,418         --           25,246,481      72,284,139
     --            $1.178361       $1.237104         --            $0.987666         --            $1.325393       $1.563444
     --            7,502,717       5,556,464         --              212,636         --           15,949,534      68,361,149
     --            $1.193583       $1.179231         --            $1.010003         --            $1.240599       $1.618165
     --              --              --              --            $1.000000         --              --              --
     --            3,996,455       3,408,919         --              --              --            9,429,191      65,817,325
     --            $1.078919       $1.062082         --              --              --            $1.149516       $1.397280
     --            2,343,021       2,074,588         --              --              --            4,121,853      59,631,901
     --            $1.018629       $1.011978         --              --              --            $1.087299       $1.286227
     --              --              --              --              --              --              --              --
     --            1,153,481       1,163,907         --              --              --              914,106      41,290,244
     --            $1.047718       $1.046062         --              --              --            $1.040484       $1.198662
     --            $1.000000       $1.000000         --              --              --            $1.000000         --
     --              --              --              --              --              --              --           30,770,485
     --              --              --              --              --              --              --            $1.100420
     --              --              --              --              --              --              --           33,139,731
     --              --              --              --              --              --              --            $0.985271

               TEMPLETON
  GROWTH &       ASSET
   INCOME     ALLOCATION
DIVISION 16   DIVISION 19
------------  -----------
  12,386,602   32,807,602
   $0.993168    $0.995860
     --         $1.000000
   $1.000000      --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --
     --           --

     Financial statements of the Separate Account are included in the Statement of Additional Information, which is available upon request. Accumulation units shown are for an Accumulation Unit outstanding throughout the year under a representative Contract of the type invested in each column shown. The unit value of each Division of the Separate Account will not be the same on any given day as the net asset value per share of the underlying Fund of the Series Company and the other mutual fund portfolios described in this Prospectus in which that Division invests. This is because each unit value consists of the underlying share's net asset value minus the charges to the Separate Account. In addition, dividends declared by the underlying Fund are reinvested by the Division in additional shares. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the Separate Account does not change as a result of such distributions.

                                  INTRODUCTION

THIS PROSPECTUS DESCRIBES BOTH GROUP AND INDIVIDUAL CONTRACTS THROUGH WHICH UNITS OF INTEREST IN THE COMPANY'S SEPARATE ACCOUNT A ARE OFFERED. BOTH GROUP AND INDIVIDUAL CONTRACTS ARE COMBINATION FIXED/VARIABLE CONTRACTS OFFERING VARIABLE OR FIXED ACCUMULATIONS AND VARIABLE OR FIXED BENEFITS OR A COMBINATION OF BOTH. THIS PROSPECTUS DESCRIBES ONLY THE VARIABLE ASPECTS OF THE CONTRACTS, EXCEPT WHERE FIXED ASPECTS ARE SPECIFICALLY MENTIONED.

     The Contracts are designed to provide individuals with retirement benefits through the accumulation of net Purchase Payments on a fixed or variable basis, and by the application of such accumulations to provide fixed or variable annuity payments. The purpose of variable accumulations and annuity payments is to provide returns to investors which offset or exceed the effects of inflation. There is, however, no guarantee that this objective will in fact be achieved. Certain Fund options are indexed funds, a popular approach to investing among individuals saving for retirement.

     The Funds. Sixteen Separate Account Divisions, thirteen of which invest in separate portfolios of American General Series Portfolio Company and three of which invest in investment portfolios of other mutual funds (collectively, the "Funds"), are available under the Contracts in addition to the Company's General Account. The sixteen Funds underlying the available Separate Account Divisions are Stock Index Fund, MidCap Index Fund, Small Cap Index Fund, International Equities Fund, Growth Fund, Growth & Income Fund, Science & Technology Fund, Social Awareness Fund, Timed Opportunity Fund, Capital Conservation Fund, Government Securities Fund, International Government Bond Fund, Money Market Fund, Dreyfus Small Cap Fund, Templeton Asset Allocation Fund, and the Templeton International Fund.

     Accumulation of Purchase Payments. Prior to retirement, the Participant may pursue various investment options on a variable or fixed basis by directing net Purchase Payments to various Variable Investment Options or Fixed Subaccounts. Variable investments are accomplished by allocating or transferring amounts to Variable Investment Options. Fixed investments are accomplished by allocating or transferring amounts to Fixed Subaccounts. Amounts in each of the sixteen Variable Investment Options are invested in a corresponding Separate Account Division which invests, in turn, in an underlying Fund. As the value of the investment in the Funds increases or decreases, the value of the Variable Investment Options that accumulate will increase or decrease. The value of such accumulations is subject to deduction for charges summarized below. Amounts in each of the two Fixed Subaccounts earn various rates of interest, with the minimum being the guaranteed rate. Unless otherwise restricted by the Contract, a Participant may allocate and/or accumulate amounts in up to seven of the eighteen available subaccounts (sixteen Variable Investment Options and two Fixed Interest Options). (For information as to how the Contracts may be purchased, and certain minimums that apply to Purchase Payments and Accumulation Values, see "Accumulation Period.") Owners of individual Contracts may exercise a 20-day revocation right. (See "Revocation.")

     Surrenders. The Participant may, subject to applicable law and the terms of the employer's plan, make a total or partial surrender at any time during the Accumulation Period by giving a written request to the Company. (See "Surrender" and "Federal Tax Matters.") An individual Contract must be returned to the Company before a total surrender can be effected. A surrender charge may be assessed.

     Surrender Charge. A surrender charge of up to 5% of Purchase Payments received during the most recent 60 months may be assessed for a partial or total surrender. The surrender charge is designed to help defray sales and distribution expenses incurred by the Company. The Company intends to decrease or eliminate the surrender charge applicable to a particular Contract if it estimates that its sales expenses will be lower. (See "Charge for Partial and Total Surrenders.")

     Fixed and Variable Annuity Payments. On the Annuity Date, the Accumulation Value, at the Annuitant's option, may be applied to purchase any combination of fixed and/or variable annuities, subject to the Company's minimum annuity payment and other requirements for any one annuity form. (See "Fixed or Variable Annuity Payments" and "Annuity Payment Options.") Up to seven Divisions, or six Divisions if a fixed annuity is also selected, may be utilized to provide annuity payments. Each selection must be a whole percentage of the Accumulation Value.

     Transfers. During the Accumulation Period, all or part of the Accumulation Value may be transferred among Variable Investment Options or from Variable Investment Options to fixed investment options. Transfers may be made from fixed investment options subject to certain conditions. (See "Transfers Among Investment Options.")

     During the Annuity Period, an Annuitant may also transfer amounts among the Variable Investment Options underlying a variable annuity, or all or part of amounts underlying a variable annuity to provide a fixed annuity, once every 365 days. Transfers of amounts providing a fixed annuity may not be made to provide a variable annuity during the Annuity Period.

     Transfers are not subject to any charge. (See "Transfers Among Investment Options" for additional conditions and limitations regarding transfers.) The transfer privilege may be suspended or terminated at any time.

     Other Charges. An account maintenance charge is applied for each calendar quarter during the Accumulation Period during which any Variable Investment Option Accumulation Value is applied to a Participant's Contract. No charge is deducted for any calendar quarter if the Accumulation Value is credited only to the Fixed Interest Options throughout the quarter. The account maintenance charge applies to each Participant Account and is currently $3.75 per quarter. It is due in quarterly installments beginning the first day of the calendar quarter following the first date a value is credited to a Variable Investment Option. However, it is not deducted until the last day of the calendar quarter in which it is due. A full quarterly charge will be assessed if all Variable Investment Options are surrendered during a calendar quarter. If all Variable Accumulation Values are withdrawn or transferred to a Fixed Interest Option, the charge will be deducted at the time of withdrawal, surrender or transfer. This charge will reduce the Surrender Value of the Participant Account. This charge contributes to offsetting the cost of administrative expenses with respect to each Contract. No account maintenance charge will be assessed during the Annuity Period.

     The Company intends to decrease or eliminate the account maintenance charge applicable to a particular Contract if it estimates that its administrative expenses will be lower. (See "Charge for Account Maintenance.")

     A daily fee is charged at the annual rate of 1% or 1.25% of the average daily net asset value allocable to the Variable Investment Options. This charge is imposed for the assumption by the Company of certain mortality and expense risks. Additionally, in certain states a deduction for premium tax may be made. (See: "Charge to the Separate Account" and "Charge for Premium Taxes.")

     A daily charge, based on a percentage of average daily net assets, is paid by each Fund to its investment adviser for investment management. These charges, and other Fund charges and expenses more fully described in the prospectuses for the Funds and summarized in the preceding Fee Table, are borne indirectly by the Contract Owners.

THE COMPANY AND THE
SEPARATE ACCOUNT

     The Company is a stock life insurance company organized under the laws of the State of Texas as the successor to Variable Annuity Life Insurance Company of America, a District of Columbia life insurance company organized in 1955. The Company is engaged primarily in the offering and issuance of fixed and variable retirement annuity contracts and combinations thereof. The Company's executive office is located at 2929 Allen Parkway, Houston, Texas 77019; its mailing address is P.O. Box 3206, Houston, Texas 77253.

     The Company is an indirect wholly-owned subsidiary of American General Corporation. However, the assets of American General Corporation do not support the obligations of the Company under the Contracts. Members of the American General Corporation group of companies operate in each of the 50 states and Canada, and collectively are engaged in substantially all forms of financial services, with activities heavily weighted toward insurance.

     On April 18, 1979, the Board of Directors of the Company established the Separate Account in accordance with the Texas Insurance Code. The Separate Account is registered with the U.S. Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Units of interest in the Separate Account under the Contracts are registered as securities under the Securities Act of 1933 (the "1933 Act"). Under the Texas Insurance Code and the Contracts, the assets of the Separate Account will not be chargeable with liabilities arising out of any other business which the Company may conduct, but will be held exclusively for the benefit of the Contract Owners,

Participants, Annuitants, and Beneficiaries of the Contracts.

     Each Division of the Separate Account is administered and accounted for as part of the general business of the Company; however, the income, capital gains, or capital losses, whether or not realized, of each Division of the Separate Account are credited to or charged against the assets held in that Division in accordance with the terms of each contract without regard to the income, capital gains, or capital losses of any other Division or arising out of any other business the Company may conduct.

     The Separate Account currently is made up of eighteen Divisions, sixteen of which are available as Variable Investment Options under the Contracts to receive net Purchase Payments. The Separate Account is also available to receive net purchase payments under other variable annuity contracts issued by the Company. Each Division of the Separate Account available under the Contracts will invest in the shares of a specific Fund. (For a description of the Divisions available under the Contracts and the specific Fund in which each respective Division invests, see "The Funds.")

THE FUNDS

     Sixteen investment portfolios or "Funds," each of which is a separate series of a mutual fund, are available for investment through corresponding Divisions of the Separate Account. These Funds include thirteen portfolios of the Series Company; the Dreyfus Small Cap Fund, a series of the Dreyfus Variable Investment Fund; and Templeton Asset Allocation Fund and Templeton International Fund, each a series of the Templeton Variable Products Series Fund. The Company serves as the investment adviser to the Series Company. The Dreyfus Corporation serves as investment adviser to the Dreyfus Small Cap Fund, and Templeton Investment Counsel, Inc. ("TICI") serves as the investment adviser to the Templeton Asset Allocation Fund and Templeton International Fund. The Series Company, the Dreyfus Small Cap Fund, and the Templeton Variable Products Series Fund each is a diversified open-end, management investment company registered under the 1940 Act. Shares of the Dreyfus Small Cap Fund, the Templeton Asset Allocation Fund and the Templeton International Fund are also sold to separate accounts of other insurance companies, that may or may not be affiliated with the Company or each other, a practice known as "shared funding." They may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." There are certain risks associated with mixed and shared funding, as disclosed in each Fund's prospectus.

     A brief summary of the investment objectives of each Fund appears below. For more complete information about these Funds, including charges and expenses, refer to the prospectuses for the Funds, additional copies of which are available from the Variable Annuity Marketing Company, P.O. Box 3206, Houston, Texas 77253 or contact any regional office at 1-800-44-VALIC or at the address shown on the inside back cover of this Prospectus. Read each prospectus carefully before you invest or send money.

     STOCK INDEX FUND (DIVISION TEN). This Fund seeks investment results that correspond to the performance of the S&P 500(R)* Index, through investments in common stocks traded on the New York Stock Exchange and the American Stock Exchange and to a limited extent, the over-the-counter markets.

     MIDCAP INDEX FUND (DIVISION FOUR). This Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Standard & Poor's(R) Corporation (S&P(R)) MidCap 400 Index. Effective October 1, 1991, the Capital Accumulation Fund changed its name to the MidCap Index Fund and revised its investment objective, investment program and investment restrictions accordingly, pursuant to contract owner vote.

     SMALL CAP INDEX FUND (DIVISION FOURTEEN). This Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results

---------------

* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "S&P MidCap 400 Index" are trademarks of Standard and Poor's Corporation. Neither the MidCap Index Fund or the Stock Index Fund is sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in these Funds.

closely corresponding to the Russell 2000(R)** Index.

     INTERNATIONAL EQUITIES FUND (DIVISION ELEVEN). The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the performance of the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index").

     TEMPLETON INTERNATIONAL FUND (DIVISION TWENTY). This Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Fund generally invests in common stock, it may also invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by S&P or Moody's or which are unrated by any agency.

     DREYFUS SMALL CAP FUND (DIVISION EIGHTEEN). This Fund seeks to maximize capital appreciation and invests principally in common stocks. This Fund will be particularly alert to companies which The Dreyfus Corporation considers to be emerging smaller-sized companies which are believed to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings.

     GROWTH FUND (DIVISION FIFTEEN). This Fund seeks to provide long-term growth of capital through investment primarily in common stocks of U.S. growth companies engaged in service-related activities.

     GROWTH & INCOME FUND (DIVISION SIXTEEN). This Fund seeks to provide long-term growth of capital and, secondarily, current income. To achieve its investment objective, the Fund will, under normal conditions, invest at least 90% of its net assets in common stocks and equity-related securities.

     CAPITAL CONSERVATION FUND (DIVISION SEVEN). This Fund seeks to obtain the highest possible total return consistent with preservation of capital from a combination of current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

     GOVERNMENT SECURITIES FUND (DIVISION EIGHT). This Fund seeks high current income and protection of capital through investments in debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities and having maturities generally exceeding one year.

     INTERNATIONAL GOVERNMENT BOND FUND (DIVISION THIRTEEN). This Fund seeks high current income through investments primarily in high-quality debt securities issued or guaranteed by foreign governments.

     SOCIAL AWARENESS FUND (DIVISION TWELVE). This Fund seeks growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund.

     SCIENCE & TECHNOLOGY FUND (DIVISION SEVENTEEN). This Fund seeks long-term growth in capital through investment primarily in the common stocks of companies which are expected to benefit from the development, advancement and use of science and technology. Current income will be incidental to the Fund's investment objective. Total return will consist primarily of capital appreciation or depreciation.

     MONEY MARKET FUND (DIVISION SIX). This Fund seeks the highest level of current income consistent with liquidity, stability and protection of capital through investments in money market instruments or other cash equivalents such as repurchase agreements. Shares of the Money Market Fund are neither insured nor guaranteed by the U.S. Government. There is no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share.

     TIMED OPPORTUNITY FUND (DIVISION FIVE). This Fund's primary investment objective is maximum aggregate rate of return over the long-term through the assumption of controlled investment risk by adjusting its investment mix among equity instruments, long-term debt securities and short-term money market instruments.

     TEMPLETON ASSET ALLOCATION FUND (DIVISION NINETEEN). This Fund seeks a high level of total return through a flexible policy of investing in the following market segments: stocks of companies in any nation, debt securities of companies and governments of any nation, and money market instruments. Changes in the asset mix will be adjusted in an attempt to capitalize on total return

---------------

** The Russell 2000 Index is a trademark/service mark of the Frank Russell
   Company. RussellTM is a trademark of the Frank Russell Company.

potential produced by changing economic conditions throughout the world.

PERFORMANCE INFORMATION

     The Separate Account may from time to time advertise certain performance information concerning its various Divisions. The Separate Account and certain Divisions have been offering contracts for periods prior to the commencement of the offering of the Contracts described in this Prospectus. In addition, certain of the Funds have been in existence prior to the commencement of the offering of the Contracts. The Separate Account may advertise the performance of its Divisions for these prior periods. The performance information of any period prior to the commencement of the offering of the Contracts is calculated as if the Contracts had been offered during those periods using current charges and expenses. The performance information is based on historical results and is not intended to indicate past performance under an actual Contract or future performance. Each Division may also, from time to time, advertise its performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

     Each Division may advertise total return performance information for various periods of time. Total return performance information is based on the overall dollar or percentage change in value of a hypothetical investment in the specific Division over a given period of time. In general, a Division's total return reflects the overall change in value of the Division from the beginning of the relevant period to the end of that period.

     First, the average annual total return information shows the average percentage change in the value of an investment in the Division from the beginning date of the measuring period to the end of that period. The standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Division (including any maintenance charge and any surrender charge that would apply if a Contract Owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes). (See Table I, below.) The average annual total return is computed for each Division comparing an initial hypothetical investment of $1,000 in the Division to the redeemable value of that investment at the end of specifically identified 1, 3, 5 and 10 year periods. In order to calculate average annual total return, the Company divides the value of a Division under a Contract terminated on a particular date by a hypothetical $1,000 investment in the Division made by the Contract Owner at the beginning of the period illustrated. The resulting total growth rate for the period is then annualized to obtain the average annual percentage increase (or decrease) during the period. Annualization assumes that the application of a single rate of return each year during the period will produce the ending value, taking into account the effect of compounding.

     Second, the Divisions may present a nonstandardized average annual total return that reflects all historical investment results without deduction for surrender charges, premium taxes or maintenance charges. (See Table II, below.) The rate for the nonstandardized version of average annual total return is otherwise computed for each Division in the same manner as stated above for the standardized version of average annual total return.

     Third, the Divisions may also advertise total return performance information computed on different bases. For example, the Divisions may present cumulative total return information computed on the same basis as described above for total return performance information, except deductions will not include the surrender charge or the maintenance charge. (The Company refers to this presentation as "Cumulative Return.") (See Table III, below.) This presentation assumes that the investment in the Contract persists beyond the period when the surrender charge applies, consistent with the long-term investment and retirement objectives of the Contract. This presentation may assume 1, 3, 5 and 10 year periods and is based on a hypothetical $10,000 initial investment.

     Fourth, the Divisions may present total return information calculated by subtracting a Division's Accumulation Unit value at the beginning of a year from the Accumulation Unit value of that Division at the end of the year and dividing the difference by the Accumulation Unit value at the beginning of the year. (The Company refers to this presentation as "Annual Change in Accumulation Unit Value.") (See Table IV, below.) This computation results in a total growth rate for the period which the Company annualizes (as described above) in order to obtain the average annual percentage change in the Accumulation Unit value for that period. Surrender charges, premium taxes, and maintenance charges are not deducted from the Accumulation Unit values. These charges, if applicable, are imposed by the cancellation of Accumulation Units attributable to an individual Contract Owner's account. The effect of these charges is to reduce total return to the Contract Owner.

     Fifth, the Divisions may present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Division for the specified period. This calculation is the same as that for the Annual Change in Accumulation Unit Value but is based on the Accumulation Unit value at the beginning and end of a period of years in excess of one year. (The Company refers to this presentation as "Cumulative Change in Accumulation Unit Value.") (See Table IV, below.)

     Sixth, the Divisions may present total return information based on different amounts of periodic investments into the Division. For example, the Division may present total return information based on a $100 a month investment for a specified period into the Division. Performance presentations will include an explanation of charges imposed, as appropriate, for total return information.

     Finally, the Divisions may present a hypothetical example that applies the Annual Change in Accumulation Unit Value to an initial investment of $10,000. (The Company refers to this presentation as "Hypothetical $10,000 Account Value.") (See Tables V and VI, below.) The Annual Change in Accumulation Unit Value, as stated above, does not reflect deductions for surrender charges, premium taxes, and maintenance charges.

     Each Division, other than the Money Market Division, may advertise standardized yield performance in addition to total return information. A Division's yield is one way of showing the rate of income the Division earns as a percentage of the value of the Division's Accumulation Units. The yield of each Division is computed by dividing the average daily net investment income per Accumulation Unit of the Division earned during a specifically identified 30-day base period, less a maintenance charge, by the Accumulation Unit value on the last day of the period, and annualizing that result. This calculation takes into account the average daily number of Accumulation Units outstanding during the period. The yield of each Division reflects the deduction of all charges, expenses and fees applicable against the Division, but does not take into account the surrender charge and premium taxes.

     The Money Market Division may advertise current yield and effective yield performance information. The yield of the Money Market Division refers to the income generated by an investment in the Money Market Division over a specifically identified 7-day period. (The yield does not take into account the Surrender Charge, the maintenance charge or premium taxes.) This income is annualized by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period and is shown as a percentage of the investment. The 7 day current yield for the seven days ended December 31, 1994 was 4.38%. The effective yield of the Money Market Division is calculated in a similar manner but, when annualizing such yield, income earned by the Money Market Division is assumed to be reinvested. This compounding effect will cause effective yield to be higher than current yield. The 7-day effective yield for the seven days ended December 31, 1994 was 4.48%.

     Certain performance data related to each Division is printed in the tables below. (See "Performance Calculation" in the Statement of Additional Information for certain other performance data.)

     The information presented does not reflect the advantage under the Contracts of deferring Federal income tax on increases in Account Value due to earnings attributable to Purchase Payments. (See "Federal Tax Matters -- Effect of Tax Deferred Accumulation"). The information presented also does not reflect the advantage under Qualified Contracts of deferring federal income tax on Purchase Payment Contributions (See "Federal Tax Matters -- Effect of Tax Deferred Accumulation").

     The performance results shown in the following tables are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Participant.

                                                                         TABLE I

                          AVERAGE ANNUAL TOTAL RETURN
               WITH SURRENDER CHARGE AND MAINTENANCE FEE IMPOSED
                        (PERIOD ENDED DECEMBER 31, 1994)

                                                  SINCE      10        5          3
              DIVISION                          INCEPTION*  YEARS    YEARS      YEARS      1 YEAR
              --------                          ----------  -----    ------     ------     -------
Stock Index Fund (Division 10).................    7.18%      --       5.91%      2.93%      -4.91%
MidCap Index Fund (Division 4)
  Period from 10/13/82 to 12/31/94.............    6.33     6.13%      3.69       3.36       -9.11
  Period from 10/01/91 to 12/31/94.............    6.78       --         --       3.36       -9.11
Small Cap Index Fund (Division 14).............    5.98       --         --         --       -8.72
International Equities Fund (Division 11)......    0.88       --      -0.55       3.94        1.96
Templeton International Fund (Division 20).....    8.81       --         --         --       -7.95
Dreyfus Small Cap Fund (Division 18)...........   60.13       --         --      43.06        1.41
Growth Fund (Division 15)......................   -4.42       --         --         --          --
Growth & Income Fund (Division 16).............   -5.25       --         --         --          --
Capital Conservation Fund (Division 7).........    4.61       --       3.90       1.78      -11.34
Government Securities Fund (Division 8)........    4.85       --       4.62       1.55       -9.82
International Government Bond Fund (Division
  13)..........................................    6.98       --         --       4.42       -1.37
Social Awareness Fund (Division 12)............    5.50       --       4.76       0.48       -6.93
Science & Technology Fund (Division 17)........   19.65       --         --         --          --
Money Market Fund (Division 6).................    4.32       --       2.55       0.53       -1.99
Timed Opportunity Fund (Division 5)............    5.94     6.93       2.80      -0.39       -6.81
Templeton Asset Allocation Fund (Division
  19)..........................................    8.26       --       6.96       6.80       -8.67

------------

* The inception dates of the Divisions are as follows:

                     DIVISION                     INCEPTION DATE
                     --------                     --------------
    Stock Index Division.......................    04/20/87
    MidCap Index Division......................    10/13/82
    Small Cap Index Division...................    05/01/92
    International Equities Division............    10/02/89
    Templeton International Division...........    05/01/92
    Dreyfus Small Cap Division.................    08/31/90
    Growth Division............................    04/29/94
    Growth & Income Division...................    04/29/94
    Capital Conservation Division..............    01/16/86
    Government Securities Division.............    01/16/86
    International Government Bond Division.....    10/01/91
    Social Awareness Division..................    10/02/89
    Science & Technology Division..............    04/29/94
    Money Market Division......................    01/16/86
    Timed Opportunity Division.................    09/06/83
    Templeton Asset Allocation Division........    08/24/88

     The MidCap Index Division was formerly the Capital Accumulation Division. Effective October 1, 1991, the Fund underlying this Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Historical data prior to October 1, 1991 reflect investment experience prior to these changes. Selected accumulation unit data for the last ten years for this Division appears on page 10 of this Prospectus. Performance information for the Dreyfus Small Cap Division, Templeton Asset Allocation Division, and Templeton International Division was calculated on a pro forma basis, using the inception dates of the underlying Funds, and applying current contract charges.

                                                                        TABLE II
                          AVERAGE ANNUAL TOTAL RETURN
              WITH NO SURRENDER CHARGE OR MAINTENANCE FEE IMPOSED
                        (PERIOD ENDED DECEMBER 31, 1994)

                                                SINCE        10         5
                   DIVISION                    INCEPTION*  YEARS      YEARS      3 YEARS     1 YEAR
                   --------                    ----------  ------     ------     -------     -------
Stock Index Fund (Division 10)................    7.32%        --       6.83%       4.62%      -0.30%
MidCap Index Fund (Division 4)
  Period from 10/13/82 to 12/31/94............    6.47       6.27%      4.68        5.03       -4.70
  Period from 10/01/91 to 12/31/94............    8.23         --         --        5.03       -4.70
Small Cap Index Fund (Division 14)............    7.81         --         --          --       -4.30
International Equities Fund (Division 11).....    1.01         --       0.50        5.60        6.90
Templeton International Fund (Division 20)....   10.56         --         --          --       -3.49
Dreyfus Small Cap Fund (Division 18)..........   60.59         --         --       44.06        6.33
Growth Fund (Division 15).....................    0.18         --         --          --          --
Growth & Income Fund (Division 16)............   -0.68         --         --          --          --
Capital Conservation Fund (Division 7)........    4.75         --       4.89        3.49       -7.04
Government Securities Fund (Division 8).......    4.99         --       5.58        3.26       -5.44
International Government Bond Fund (Division
  13).........................................    8.43         --         --        6.06        3.42
Social Awareness Fund (Division 12)...........    5.64         --       5.72        2.17       -2.42
Science & Technology Fund (Division 17).......   24.77         --         --          --          --
Money Market Fund (Division 6)................    4.46         --       3.58        2.22        2.77
Timed Opportunity Fund (Division 5)...........    6.08       7.07       3.82        1.28       -2.29
Templeton Asset Allocation Fund (Division
  19).........................................    8.41         --       7.85        8.39       -4.24

                                                                       TABLE III
                               CUMULATIVE RETURN
                        (PERIOD ENDED DECEMBER 31, 1994)

                                                SINCE        10         5
                   DIVISION                    INCEPTION*  YEARS      YEARS      3 YEARS     1 YEAR
                   --------                    ----------  ------     ------     -------     -------
Stock Index Fund (Division 10)................   72.41%        --      39.18%      14.51%      -0.30%
MidCap Index Fund (Division 4)
  Period from 10/01/91 through 12/31/94.......   29.36         --         --       15.89       -4.70
  Period from 10/13/82 through 12/31/94.......  115.32      83.70%     25.72       15.89       -4.70
Small Cap Index Fund (Division 14)............   22.23         --         --          --       -4.30
International Equities Fund (Division 11).....    5.45         --       2.53       17.78        6.90
Templeton International Fund (Division 20)....   30.77         --         --          --       -3.49
Dreyfus Small Cap Fund (Division 18)..........  681.25         --         --      199.27        6.33
Growth Fund (Division 15).....................    0.18         --         --          --          --
Growth & Income Fund (Division 16)............   -0.68         --         --          --          --
Capital Conservation Fund (Division 7)........   51.53         --      26.95       10.85       -7.04
Government Securities Fund (Division 8).......   54.72         --      31.20       10.10       -5.44
International Government Bond Fund (Division
  13).........................................   30.14         --         --       19.34        3.42
Social Awareness Fund (Division 12)...........   33.39         --      32.07        6.66       -2.42
Science & Technology Fund (Division 17).......   24.77         --         --          --          --
Money Market Fund (Division 6)................   47.91         --      19.23        6.81        2.77
Timed Opportunity Fund (Division 5)...........   95.15      98.07      20.60        3.90       -2.29
Templeton Asset Allocation Fund (Division
  19).........................................   67.11         --      45.97       27.35       -4.24

---------------

* See footnote to Table I for the inception date of each Division.

SEE THE TEXT BEGINNING ON PAGE 16 FOR A DESCRIPTION OF THE METHODS OF COMPUTING THESE RETURNS, INCLUDING A STATEMENT OF THE CHARGES REFLECTED. ANY CHARGES UNDER THE CONTRACT EXCLUDED FROM THE COMPUTATION OF THESE RETURNS WILL FURTHER REDUCE CONTRACT VALUES.

                                                                        TABLE IV

            ANNUAL AND CUMULATIVE CHANGE IN ACCUMULATION UNIT VALUE

                                                      ANNUAL CHANGE IN ACCUMULATION UNIT VALUE FOR THE YEAR ENDED DECEMBER 31*
                                                   -------------------------------------------------------------------------------
             DIVISION                               1994        1993        1992        1991        1990        1989        1988
             --------                              -------     -------     -------     -------     -------     -------     -------
Stock Index Fund (Division 10)..................     (0.30)%      8.78%       5.58%      27.70%      (4.83)%     27.88%      13.13%
MidCap Index Fund (Division 4)..................     (4.70)      11.78        8.79       20.81      (10.20)      18.10       13.06
Small Cap Index Fund (Division 14)..............     (4.30)      14.77       11.28          --          --          --          --
International Equities Fund (Division 11).......      6.90       28.58      (14.31)      10.06      (20.90)       2.84          --
Templeton International Fund (Division 20)......     (3.49)      45.51       (6.89)         --          --          --          --
Dreyfus Small Cap Fund (Division 18)............      6.33       66.31       69.24      156.75        1.68          --          --
Growth Fund (Division 15).......................      0.18          --          --          --          --          --          --
Growth & Income Fund (Division 16)..............     (0.68)         --          --          --          --          --          --
Capital Conservation Fund (Division 7)..........     (7.04)      10.88        7.55       16.00       (1.28)      10.63        5.92
Government Securities Fund (Division 8).........     (5.44)       9.70        6.14       13.59        4.91       11.03        4.95
International Government Bond Fund (Division
 13)............................................      3.42       13.08        2.05        9.05          --          --          --
Social Awareness Fund (Division 12).............     (2.42)       6.84        2.31       26.63       (2.21)       1.00          --
Science & Technology Fund (Division 17).........     24.77          --          --          --          --          --          --
Money Market Fund (Division 6)..................      2.77        1.67        2.22        4.49        6.83        7.92        5.72
Timed Opportunity Fund (Division 5).............     (2.29)       8.19       (1.71)      20.13       (3.38)      15.81        8.63
Templeton Asset Allocation Fund (Division 19)...     (4.24)      24.59        6.74       26.13       (9.13)      11.86        2.35


             DIVISION                              1987        1986        1985
             --------                             -------     -------     -------
Stock Index Fund (Division 10)..................   (14.38)%        --          --
MidCap Index Fund (Division 4)..................    (5.10)       2.43%      12.57%
Small Cap Index Fund (Division 14)..............       --          --          --
International Equities Fund (Division 11).......       --          --          --
Templeton International Fund (Division 20)......       --          --          --
Dreyfus Small Cap Fund (Division 18)............       --          --          --
Growth Fund (Division 15).......................       --          --          --
Growth & Income Fund (Division 16)..............       --          --          --
Capital Conservation Fund (Division 7)..........    (2.78)       4.77          --
Government Securities Fund (Division 8).........    (3.26)       4.61          --
International Government Bond Fund (Division
 13)............................................       --          --          --
Social Awareness Fund (Division 12).............       --          --          --
Science & Technology Fund (Division 17).........       --          --          --
Money Market Fund (Division 6)..................     4.50        4.05          --
Timed Opportunity Fund (Division 5).............     7.31        8.93       11.69
Templeton Asset Allocation Fund (Division 19)...       --          --          --

                                                       CUMULATIVE CHANGE IN ACCUMULATION UNIT VALUE FOR EACH PERIOD END SINCE
                                                                                      12/31/84*
                                                   -------------------------------------------------------------------------------
             DIVISION                               1994        1993        1992        1991        1990        1989        1988
             --------                              -------     -------     -------     -------     -------     -------     -------
Stock Index Fund (Division 10)...................    72.41%      72.93%      58.97%      50.56%      17.90%      23.88%      (3.13)%
MidCap Index Fund (Division 4)...................    83.70       92.76       72.44       58.52       31.21       46.11       23.72
Small Cap Index Fund (Division 14)...............    22.23       27.72       11.28          --          --          --          --
International Equities Fund (Division 11)........     5.45       (1.36)     (23.29)     (10.48)     (18.66)       2.84          --
Templeton International Fund (Division 20).......    30.77       35.49       (6.89)         --          --          --          --
Dreyfus Small Cap Fund (Division 18).............   681.25      634.77      341.81      161.05        1.68          --          --
Growth Fund (Division 15)........................     0.18          --          --          --          --          --          --
Growth & Income Fund (Division 16)...............    (0.68)         --          --          --          --          --          --
Capital Conservation Fund (Division 7)...........    51.53       63.01       47.02       36.69       17.84       19.36        7.89
Government Securities Fund (Division 8)..........    54.72       63.62       49.15       40.52       23.71       17.92        6.21
International Government Bond Fund (Division
 13).............................................    30.14       25.83       11.28        9.05          --          --          --
Social Awareness Fund (Division 12)..............    33.39       36.70       27.95       25.06       (1.23)       1.00          --
Science & Technology Fund (Division 17)..........    24.77          --          --          --          --          --          --
Money Market Fund (Division 6)...................    47.91       43.93       41.57       38.49       32.54       24.06       14.95
Timed Opportunity Fund (Division 5)..............    98.07      102.71       87.36       90.63       58.68       64.24       41.82
Templeton Asset Allocation Fund (Division 19)....    67.11       74.51       40.07       31.22        4.03       14.49        2.35


             DIVISION                               1987        1986        1985
             --------                              -------     -------     -------
Stock Index Fund (Division 10)...................   (14.38)%        --          --
MidCap Index Fund (Division 4)...................     9.43       15.31%      12.57%
Small Cap Index Fund (Division 14)...............       --          --          --
International Equities Fund (Division 11)........       --          --          --
Templeton International Fund (Division 20).......       --          --          --
Dreyfus Small Cap Fund (Division 18).............       --          --          --
Growth Fund (Division 15)........................       --          --          --
Growth & Income Fund (Division 16)...............       --          --          --
Capital Conservation Fund (Division 7)...........     1.86        4.77          --
Government Securities Fund (Division 8)..........     1.20        4.61          --
International Government Bond Fund (Division
 13).............................................       --          --          --
Social Awareness Fund (Division 12)..............       --          --          --
Science & Technology Fund (Division 17)..........       --          --          --
Money Market Fund (Division 6)...................     8.73        4.05          --
Timed Opportunity Fund (Division 5)..............    30.55       21.66       11.69
Templeton Asset Allocation Fund (Division 19)....       --          --          --

------------

* For the year in which a Division was initiated, less than a full year's performance has been reflected. Actual, not annualized, performance is reflected. See footnote to Table I above for the inception date of each Division. As noted above, effective October 1, 1991, the Fund underlying the MidCap Index Division changed its name from the Capital Accumulation Fund to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Historical data prior to October 1, 1991 reflect investment experience prior to these changes. Investment experience for this Division subsequent to October 1, 1991 has been as follows: for the period from October 1, 1991 through December 31, 1991, the change in accumulation unit value was 11.63%; for the period from October 1, 1991 through December 31, 1992, the cumulative change in accumulation unit value was 21.43%; for the period from October 1, 1991 through December 31, 1993, the cumulative change in accumulation unit value was 35.74% and for the period from October 1, 1991 through December 31, 1994, the cumulative change in accumulation unit value was 29.36%.

SEE THE TEXT BEGINNING ON PAGE 16 FOR A DESCRIPTION OF THE METHODS OF COMPUTING THESE RETURNS, INCLUDING A STATEMENT OF THE CHARGES REFLECTED. ANY CHARGES UNDER THE CONTRACT EXCLUDED FROM THE COMPUTATION OF THESE RETURNS WILL FURTHER REDUCE CONTRACT VALUES.

                                                                         TABLE V

                       HYPOTHETICAL $10,000 ACCOUNT VALUE

     For the Stock Index Fund, MidCap Index Fund, Small Cap Index Fund, International Equities Fund, Growth Fund, Growth & Income Fund, International Government Bond Fund, Science & Technology Fund, Social Awareness Fund, Timed Opportunity Fund, Capital Conservation Fund, Government Securities Fund and Money Market Fund, the respective tables and graphs below show the change in accumulation value of a hypothetical $10,000 investment in each of the Divisions since the inception of the Division (or the last 10 fiscal years, in the case of MidCap Index Fund and Timed Opportunity Fund). For the Dreyfus Small Cap Fund, Templeton Asset Allocation Fund and Templeton International Fund the respective tables and graphs below show the annual change in accumulation unit value of a hypothetical $10,000 investment in each of those Funds calculated on a pro forma basis using the inception dates of the Funds in which these Divisions invest.

                         STOCK INDEX FUND (DIVISION 10)

                                         VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000             STIPULATED PAYMENT MADE APRIL 20, 1987
     STIPULATED PAYMENT MADE            ------------------------------------------
         APRIL 20, 1987                                                      $ VALUE
---------------------------------                                          ------------
  04/20/87...........  $   10,000       20-Apr-87 . . . . . . . . . . . . . 10,000.00
  12/31/87...........       8,562       30-Jun-87 . . . . . . . . . . . . . 10,399.20
  12/31/88...........       9,687       30-Sep-87 . . . . . . . . . . . . . 11,031.20
  12/31/89...........      12,388       31-Dec-87 . . . . . . . . . . . . .  8,562.40
  12/31/90...........      11,790       31-Mar-88 . . . . . . . . . . . . .  8,958.70
  12/31/91...........      15,056       30-Jun-88 . . . . . . . . . . . . .  9,455.80
  12/31/92...........      15,897       30-Sep-88 . . . . . . . . . . . . .  9,456.90
  12/31/93...........      17,293       31-Dec-88 . . . . . . . . . . . . .  9,686.70
  12/31/94...........      17,241       31-Mar-89 . . . . . . . . . . . . . 10,263.40
                                        30-Jun-89 . . . . . . . . . . . . . 11,063.80
                                        30-Sep-89 . . . . . . . . . . . . . 12,175.90
                                        31-Dec-89 . . . . . . . . . . . . . 12,387.80
                                        31-Mar-90 . . . . . . . . . . . . . 11,997.00
                                        30-Jun-90 . . . . . . . . . . . . . 12,739.10
                                        30-Sep-90 . . . . . . . . . . . . . 10,878.90
                                        31-Dec-90 . . . . . . . . . . . . . 11,790.00
                                        31-Mar-91 . . . . . . . . . . . . . 13,403.30
                                        30-Jun-91 . . . . . . . . . . . . . 13,294.20
                                        30-Sep-91 . . . . . . . . . . . . . 13,917.40
                                        31-Dec-91 . . . . . . . . . . . . . 15,056.40
                                        31-Mar-92 . . . . . . . . . . . . . 14,575.70
                                        30-Jun-92 . . . . . . . . . . . . . 14,773.80
                                        30-Sep-92 . . . . . . . . . . . . . 15,193.80
                                        31-Dec-92 . . . . . . . . . . . . . 15,897.20
                                        31-Mar-93 . . . . . . . . . . . . . 16,606.50
                                        30-Jun-93 . . . . . . . . . . . . . 16,617.50
                                        30-Sep-93 . . . . . . . . . . . . . 16,978.90
                                        31-Dec-93 . . . . . . . . . . . . . 17,293.30
                                        31-Mar-94 . . . . . . . . . . . . . 16,559.70
                                        30-Jun-94 . . . . . . . . . . . . . 16,544.00
                                        30-Sep-94 . . . . . . . . . . . . . 17,289.30
                                        31-Dec-94 . . . . . . . . . . . . . 17.241.30

SEE THE TEXT BEGINNING ON PAGE 16 FOR A DESCRIPTION OF THE METHODS OF COMPUTING THESE RETURNS, INCLUDING A STATEMENT OF THE CHARGES REFLECTED. ANY CHARGES UNDER THE CONTRACT EXCLUDED FROM THE COMPUTATION OF THESE RETURNS WILL FURTHER REDUCE CONTRACT VALUES.

                                                               TABLE V CONTINUED

                         MIDCAP INDEX FUND (DIVISION 4)

     The performance information for the MidCap Index Division is shown in two separate sets of tables and graphs for the ten year period beginning January 1, 1985 and for the period beginning October 1, 1991. The latter period shows the performance of the MidCap Index Division since the change in investment objectives, investment program, and investment restrictions of the underlying Fund. Selected accumulation unit data for the last ten years for the MidCap Index Division appears on page 10 of this Prospectus.

                                    VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000        STIPULATED PAYMENT MADE OCTOBER 1, 1991
     STIPULATED PAYMENT MADE        ------------------------------------------
         OCTOBER 1, 1991                                                  $ VALUE
---------------------------------                                        ---------
  10/01/91...........  $   10,000    01-Oct-91 . . . . . . . . . . . . . 10,000.00
  12/31/91...........      11,163    31-Dec-91 . . . . . . . . . . . . . 11,162.70
  12/31/92...........      12,143    31-Mar-92 . . . . . . . . . . . . . 10,994.50
  12/31/93...........      13,574    30-Jun-92 . . . . . . . . . . . . . 10,590.00
  12/31/94...........      12,936    30-Sep-92 . . . . . . . . . . . . . 10,945.10
                                     31-Dec-92 . . . . . . . . . . . . . 12,143.40
                                     31-Mar-93 . . . . . . . . . . . . . 12,480.40
                                     30-Jun-93 . . . . . . . . . . . . . 12,713.10
                                     30-Sep-93 . . . . . . . . . . . . . 13,276.20
                                     31-Dec-93 . . . . . . . . . . . . . 13,573.90
                                     31-Mar-94 . . . . . . . . . . . . . 13,055.10
                                     30-Jun-94 . . . . . . . . . . . . . 12,513.60
                                     30-Sep-94 . . . . . . . . . . . . . 13,332.40
                                     31-Dec-94 . . . . . . . . . . . . . 12,935.90


                                    VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000        STIPULATED PAYMENT MADE JANUARY 1, 1985
     STIPULATED PAYMENT MADE        ------------------------------------------
         JANUARY 1, 1985                                                  $ VALUE
---------------------------------                                        ---------
  01/01/85...........  $   10,000    01-Jan-85 . . . . . . . . . . . . . 10,000.00
  12/31/85...........      11,257    31-Mar-85 . . . . . . . . . . . . . 10,512.50
  12/31/86...........      11,531    30-Jun-85 . . . . . . . . . . . . . 10,804.70
  12/31/87...........      10,943    30-Sep-85 . . . . . . . . . . . . . 10,087.30
  12/31/88...........      12,372    31-Dec-85 . . . . . . . . . . . . . 11,257.10
  12/31/89...........      14,611    31-Mar-86 . . . . . . . . . . . . . 12,162.60
  12/31/90...........      13,121    30-Jun-86 . . . . . . . . . . . . . 12,681.70
  12/31/91...........      15,852    30-Sep-86 . . . . . . . . . . . . . 11,096.10
  12/31/92...........      17,244    31-Dec-86 . . . . . . . . . . . . . 11,530.60
  12/31/93...........      19,276    31-Mar-87 . . . . . . . . . . . . . 13,426.70
  12/31/94...........      18,370    30-Jun-87 . . . . . . . . . . . . . 13,481.90
                                     30-Sep-87 . . . . . . . . . . . . . 14,307.30
                                     31-Dec-87 . . . . . . . . . . . . . 10,942.80
                                     31-Mar-88 . . . . . . . . . . . . . 11,882.80
                                     30-Jun-88 . . . . . . . . . . . . . 12,865.20
                                     30-Sep-88 . . . . . . . . . . . . . 12,297.70
                                     31-Dec-88 . . . . . . . . . . . . . 12,372.30
                                     31-Mar-89 . . . . . . . . . . . . . 13,123.30
                                     30-Jun-89 . . . . . . . . . . . . . 13,494.70
                                     30-Sep-89 . . . . . . . . . . . . . 14,622.90
                                     31-Dec-89 . . . . . . . . . . . . . 14,611.40
                                     31-Mar-90 . . . . . . . . . . . . . 14,336.40
                                     30-Jun-90 . . . . . . . . . . . . . 14,985.90
                                     30-Sep-90 . . . . . . . . . . . . . 12,354.40
                                     31-Dec-90 . . . . . . . . . . . . . 13,121.40
                                     31-Mar-91 . . . . . . . . . . . . . 14,657.20
                                     30-Jun-91 . . . . . . . . . . . . . 13,760.20
                                     30-Sep-91 . . . . . . . . . . . . . 14,200.50
                                     31-Dec-91 . . . . . . . . . . . . . 15,851.50
                                     31-Mar-92 . . . . . . . . . . . . . 15,612.70
                                     30-Jun-92 . . . . . . . . . . . . . 15,038.30
                                     30-Sep-92 . . . . . . . . . . . . . 15,542.50
                                     31-Dec-92 . . . . . . . . . . . . . 17,244.20
                                     31-Mar-93 . . . . . . . . . . . . . 17,722.80
                                     30-Jun-93 . . . . . . . . . . . . . 18,053.10
                                     30-Sep-93 . . . . . . . . . . . . . 18,852.90
                                     31-Dec-93 . . . . . . . . . . . . . 19,275.50
                                     31-Mar-94 . . . . . . . . . . . . . 18,510.50
                                     30-Jun-94 . . . . . . . . . . . . . 17,769.90
                                     30-Sep-94 . . . . . . . . . . . . . 18,932.60
                                     31-Dec-94 . . . . . . . . . . . . . 18,369.50

                                                               TABLE V CONTINUED

                       SMALL CAP INDEX FUND (DIVISION 14)

                                        VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000              STIPULATED PAYMENT MADE MAY 1, 1992
     STIPULATED PAYMENT MADE            -----------------------------------------
           MAY 1, 1992                                                       $ VALUE
---------------------------------                                          -----------
  05/01/92...........  $   10,000       01-May-92 . . . . . . . . . . . . . 10,000.00
  12/31/92...........      11,128       30-Jun-92 . . . . . . . . . . . . .  9,572.60
  12/31/93...........      12,772       30-Sep-92 . . . . . . . . . . . . .  9,939.30
  12/31/94...........      12,223       31-Dec-92 . . . . . . . . . . . . . 11,127.90
                                        31-Mar-93 . . . . . . . . . . . . . 11,448.50
                                        30-Jun-93 . . . . . . . . . . . . . 11,635.40
                                        30-Sep-93 . . . . . . . . . . . . . 12,550.00
                                        31-Dec-93 . . . . . . . . . . . . . 12,772.00
                                        31-Mar-94 . . . . . . . . . . . . . 12,317.70
                                        30-Jun-94 . . . . . . . . . . . . . 11,749.30
                                        30-Sep-94 . . . . . . . . . . . . . 12,473.20
                                        31-Dec-94 . . . . . . . . . . . . . 12,223.40

                   INTERNATIONAL EQUITIES FUND (DIVISION 11)

                                        VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000            STIPULATED PAYMENT MADE OCTOBER 2, 1989
     STIPULATED PAYMENT MADE            -----------------------------------------
         OCTOBER 2, 1989                                                     $ VALUE
---------------------------------                                          -----------
  10/02/89...........  $   10,000       02-Oct-89 . . . . . . . . . . . . . 10,000.00
  12/31/89...........      10,284       31-Dec-89 . . . . . . . . . . . . . 10,284.10
  12/31/90...........       8,134       31-Mar-90 . . . . . . . . . . . . .  8,391.10
  12/31/91...........       8,952       30-Jun-90 . . . . . . . . . . . . .  9,077.40
  12/31/92...........       7,671       30-Sep-90 . . . . . . . . . . . . .  7,596.10
  12/31/93...........       9,864       31-Dec-90 . . . . . . . . . . . . .  8,134.20
  12/31/94...........      10,545       31-Mar-91 . . . . . . . . . . . . .  8,609.00
                                        30-Jun-91 . . . . . . . . . . . . .  8,199.70
                                        30-Sep-91 . . . . . . . . . . . . .  8,872.20
                                        31-Dec-91 . . . . . . . . . . . . .  8,952.50
                                        31-Mar-92 . . . . . . . . . . . . .  7,751.20
                                        30-Jun-92 . . . . . . . . . . . . .  7,930.40
                                        30-Sep-92 . . . . . . . . . . . . .  8,054.90
                                        31-Dec-92 . . . . . . . . . . . . .  7,671.40
                                        31-Mar-93 . . . . . . . . . . . . .  8,494.00
                                        30-Jun-93 . . . . . . . . . . . . .  9,064.50
                                        30-Sep-93 . . . . . . . . . . . . .  9,838,30
                                        31-Dec-93 . . . . . . . . . . . . .  9,863.90
                                        31-Mar-94 . . . . . . . . . . . . . 10,161.00
                                        30-Jun-94 . . . . . . . . . . . . . 10,674.90
                                        30-Sep-94 . . . . . . . . . . . . . 10,709,30
                                        31-Dec-94 . . . . . . . . . . . . . 10,544.60

                                                               TABLE V CONTINUED

                   TEMPLETON INTERNATIONAL FUND (DIVISION 20)

                                     VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000         STIPULATED PAYMENT MADE MAY 1, 1992
     STIPULATED PAYMENT MADE         ------------------------------------------
           MAY 1, 1992                                                     $ VALUE
---------------------------------                                         ---------
  05/01/92...........  $   10,000     01-May-92 . . . . . . . . . . . . . 10,000.00
  12/31/92...........       9,311     30-Jun-92 . . . . . . . . . . . . .  9,699.50
  12/31/93...........      13,549     30-Sep-92 . . . . . . . . . . . . .  9,221.10
  12/31/94...........      13,077     31-Dec-92 . . . . . . . . . . . . .  9,311.40
                                      31-Mar-93 . . . . . . . . . . . . .  9,925.60
                                      30-Jun-93 . . . . . . . . . . . . . 10,427.30
                                      30-Sep-93 . . . . . . . . . . . . . 11,368.50
                                      31-Dec-93 . . . . . . . . . . . . . 13,549.10
                                      31-Mar-94 . . . . . . . . . . . . . 13,020.70
                                      30-Jun-94 . . . . . . . . . . . . . 12,770.60
                                      30-Sep-94 . . . . . . . . . . . . . 13,784.90
                                      31-Dec-94 . . . . . . . . . . . . . 13,076.60

                      DREYFUS SMALL CAP FUND (DIVISION 18)

                                     VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000           STIPULATED PAYMENT MADE MAY 1, 1992
     STIPULATED PAYMENT MADE         ------------------------------------------
         AUGUST 31, 1990                                                   $ VALUE
---------------------------------                                         ---------
  08/31/90...........  $   10,000     01-May-92                           10,000.00
  12/31/90...........      10,168     30-Jun-92                            9,699.50
  12/31/91...........      26,105     30-Sep-92                            9,221.10
  12/31/92...........      44,181     31-Dec-92                            9,311.40
  12/31/93...........      73,477     31-Mar-93                            9,925.60
  12/31/94...........      78,125     30-Jun-93                           10,427.30
                                      30-Sep-93                           11,368.50
                                      31-Dec-93                           13,549.10
                                      31-Mar-94                           13,020.70
                                      30-Jun-94                           12,770.60
                                      30-Sep-94                           13,684.90
                                      31-Dec-94                           13,076.60

                                                               TABLE V CONTINUED

                           GROWTH FUND (DIVISION 15)

                                        VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000             STIPULATED PAYMENT MADE APRIL 29, 1994
     STIPULATED PAYMENT MADE            -----------------------------------------
         APRIL 29, 1994                                                      $ VALUE
---------------------------------                                          -----------
  04/29/94...........  $   10,000       20-Apr-94 . . . . . . . . . . . . . 10,000.00
  06/30/94...........       9,527       30-Jun-94 . . . . . . . . . . . . .  9,527.00
  09/30/94...........      10,037       30-Sep-94 . . . . . . . . . . . . . 10,037.00
  12/31/94...........      10,018       31-Dec-94 . . . . . . . . . . . . . 10,018.00

                       GROWTH & INCOME FUND (DIVISION 16)

                                        VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000            STIPULATED PAYMENT MADE APRIL 29, 1994
     STIPULATED PAYMENT MADE            -----------------------------------------
         APRIL 29, 1994                                                      $ VALUE
---------------------------------                                          -----------
  04/29/94...........  $   10,000       29-Apr-94 . . . . . . . . . . . . . 10,000.00
  06/30/94...........       9,479       20-Jun-94 . . . . . . . . . . . . .  9,479.00
  09/30/94...........      10,033       30-Sep-94 . . . . . . . . . . . . . 10,033.00
  12/31/94...........       9,932       31-Dec-94 . . . . . . . . . . . . .  9,932.00

                                                               TABLE V CONTINUED

                     CAPITAL CONSERVATION FUND (DIVISION 7)

                                    VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000        STIPULATED PAYMENT MADE JANUARY 16, 1986
     STIPULATED PAYMENT MADE        ------------------------------------------
        JANUARY 16, 1986                                                  $ VALUE
---------------------------------                                        ---------
  01/16/86...........  $   10,000    16-Jan-86 . . . . . . . . . . . . . 10,000.00
  12/31/86...........      10,477    31-Mar-86 . . . . . . . . . . . . . 10,036.00
  12/31/87...........      10,186    30-Jun-86 . . . . . . . . . . . . . 10,125.40
  12/31/88...........      10,789    30-Sep-86 . . . . . . . . . . . . . 10,224.10
  12/31/89...........      11,936    31-Dec-86 . . . . . . . . . . . . . 10,477.20
  12/31/90...........      11,784    31-Mar-87 . . . . . . . . . . . . . 10,617.10
  12/31/91...........      13,669    30-Jun-87 . . . . . . . . . . . . . 10,227.60
  12/31/92...........      14,702    30-Sep-87 . . . . . . . . . . . . .  9,700.00
  12/31/93...........      16,301    31-Dec-87 . . . . . . . . . . . . . 10,186.30
  12/31/94...........      15,153    31-Mar-88 . . . . . . . . . . . . . 10,541.30
                                     30-Jun-88 . . . . . . . . . . . . . 10,602.20
                                     30-Sep-88 . . . . . . . . . . . . . 10,730.70
                                     31-Dec-88 . . . . . . . . . . . . . 10,789.20
                                     31-Mar-89 . . . . . . . . . . . . . 10,792.00
                                     30-Jun-89 . . . . . . . . . . . . . 11,865.40
                                     30-Sep-89 . . . . . . . . . . . . . 11,697.00
                                     31-Dec-89 . . . . . . . . . . . . . 11,935.80
                                     31-Mar-90 . . . . . . . . . . . . . 11,667.40
                                     30-Jun-90 . . . . . . . . . . . . . 11,990.50
                                     30-Sep-90 . . . . . . . . . . . . . 11,538.50
                                     31-Dec-90 . . . . . . . . . . . . . 11,783.60
                                     31-Mar-91 . . . . . . . . . . . . . 12,023.60
                                     30-Jun-91 . . . . . . . . . . . . . 12,236.40
                                     30-Sep-91 . . . . . . . . . . . . . 12,957.60
                                     31-Dec-91 . . . . . . . . . . . . . 13,669.00
                                     31-Mar-92 . . . . . . . . . . . . . 13,468.30
                                     30-Jun-92 . . . . . . . . . . . . . 14,099.70
                                     30-Sep-92 . . . . . . . . . . . . . 14,935.30
                                     31-Dec-92 . . . . . . . . . . . . . 14,701.70
                                     31-Mar-93 . . . . . . . . . . . . . 15,454.10
                                     30-Jun-93 . . . . . . . . . . . . . 15,947.80
                                     30-Sep-93 . . . . . . . . . . . . . 16,468.60
                                     31-Dec-93 . . . . . . . . . . . . . 16,300.70
                                     31-Mar-94 . . . . . . . . . . . . . 15,520.40
                                     30-Jun-94 . . . . . . . . . . . . . 15,170.10
                                     30-Sep-94 . . . . . . . . . . . . . 15,172.60
                                     31-Dec-94 . . . . . . . . . . . . . 15,152.80

                    GOVERNMENT SECURITIES FUND (DIVISION 8)

                                    VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000        STIPULATED PAYMENT MADE JANUARY 16, 1986
     STIPULATED PAYMENT MADE        ------------------------------------------
        JANUARY 16, 1986                                                  $ VALUE
---------------------------------                                        ---------
  01/16/86...........  $   10,000    16-Jan-86 . . . . . . . . . . . . . 10,000.00
  12/31/86...........      10,461    31-Mar-86 . . . . . . . . . . . . . 10,036.50
  12/31/87...........      10,120    30-Jun-86 . . . . . . . . . . . . . 10,066.80
  12/31/88...........      10,621    30-Sep-86 . . . . . . . . . . . . . 10,200.60
  12/31/89...........      11,792    31-Dec-86 . . . . . . . . . . . . . 10,460.60
  12/31/90...........      12,371    31-Mar-87 . . . . . . . . . . . . . 10,587.10
  12/31/91...........      14,052    30-Jun-87 . . . . . . . . . . . . . 10,193.40
  12/31/92...........      14,915    30-Sep-87 . . . . . . . . . . . . .  9,620.00
  12/31/93...........      16,362    31-Dec-87 . . . . . . . . . . . . . 10,119.80
  12/31/94...........      15,472    31-Mar-88 . . . . . . . . . . . . . 10,448.80
                                     30-Jun-88 . . . . . . . . . . . . . 10,499.40
                                     30-Sep-88 . . . . . . . . . . . . . 10,641.60
                                     31-Dec-88 . . . . . . . . . . . . . 10,620.80
                                     31-Mar-89 . . . . . . . . . . . . . 10,685.80
                                     30-Jun-89 . . . . . . . . . . . . . 11,407.70
                                     30-Sep-89 . . . . . . . . . . . . . 11,431.20
                                     31-Dec-89 . . . . . . . . . . . . . 11,792.30
                                     31-Mar-90 . . . . . . . . . . . . . 11,555.90
                                     30-Jun-90 . . . . . . . . . . . . . 11,906.90
                                     30-Sep-90 . . . . . . . . . . . . . 11,860.20
                                     31-Dec-90 . . . . . . . . . . . . . 12,371.00
                                     31-Mar-91 . . . . . . . . . . . . . 12,508.30
                                     30-Jun-91 . . . . . . . . . . . . . 12,609.20
                                     30-Sep-91 . . . . . . . . . . . . . 13,390.70
                                     31-Dec-91 . . . . . . . . . . . . . 14,052.40
                                     31-Mar-92 . . . . . . . . . . . . . 13,721.90
                                     30-Jun-92 . . . . . . . . . . . . . 14,326.80
                                     30-Sep-92 . . . . . . . . . . . . . 15,116.20
                                     31-Dec-92 . . . . . . . . . . . . . 14,915.40
                                     31-Mar-93 . . . . . . . . . . . . . 15,600.10
                                     30-Jun-93 . . . . . . . . . . . . . 16,057,20
                                     30-Sep-93 . . . . . . . . . . . . . 16,539.50
                                     31-Dec-93 . . . . . . . . . . . . . 16,362.30
                                     31-Mar-94 . . . . . . . . . . . . . 15,709.90
                                     30-Jun-94 . . . . . . . . . . . . . 15,393.90
                                     30-Sep-94 . . . . . . . . . . . . . 15,426.00
                                     31-Dec-94 . . . . . . . . . . . . . 15,471.50


                                                               TABLE V CONTINUED

                INTERNATIONAL GOVERNMENT BOND FUND (DIVISION 13)

                                        VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000            STIPULATED PAYMENT MADE OCTOBER 1, 1991
     STIPULATED PAYMENT MADE            -----------------------------------------
         OCTOBER 1, 1991                                                     $ VALUE
---------------------------------                                          -----------
  10/01/91...........  $   10,000       01-Oct-91 . . . . . . . . . . . . . 10,000.00
  12/31/91...........      10,905       31-Dec-91 . . . . . . . . . . . . . 10,905.00
  12/31/92...........      11,128       31-Mar-92 . . . . . . . . . . . . . 10,324.70
  12/31/93...........      12,583       30-Jun-92 . . . . . . . . . . . . . 11,273.70
  12/31/94...........      13,014       30-Sep-92 . . . . . . . . . . . . . 11,993.50
                                        31-Dec-92 . . . . . . . . . . . . . 11,128.30
                                        31-Mar-93 . . . . . . . . . . . . . 11,761.10
                                        30-Jun-93 . . . . . . . . . . . . . 12,052.50
                                        30-Sep-93 . . . . . . . . . . . . . 12,589.20
                                        31-Dec-93 . . . . . . . . . . . . . 12,583.40
                                        31-Mar-94 . . . . . . . . . . . . . 12,743.80
                                        30-Jun-94 . . . . . . . . . . . . . 12,924.00
                                        30-Sep-94 . . . . . . . . . . . . . 12,979.90
                                        31-Dec-94 . . . . . . . . . . . . . 13,013.60

                      SOCIAL AWARENESS FUND (DIVISION 12)

                                        VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000            STIPULATED PAYMENT MADE OCTOBER 2, 1989
     STIPULATED PAYMENT MADE            -----------------------------------------
         OCTOBER 2, 1989                                                     $ VALUE
---------------------------------                                          -----------
  10/02/89...........  $   10,000       02-Oct-89 . . . . . . . . . . . . . 10,000.00
  12/31/89...........      10,100       31-Dec-89 . . . . . . . . . . . . . 10,100.00
  12/31/90...........       9,877       31-Mar-90 . . . . . . . . . . . . .  9,962.10
  12/31/91...........      12,506       30-Jun-90 . . . . . . . . . . . . . 10,715.00
  12/31/92...........      12,795       30-Sep-90 . . . . . . . . . . . . .  8,987.80
  12/31/93...........      13,670       31-Dec-90 . . . . . . . . . . . . .  9,876.70
  12/31/94...........      13,339       31-Mar-91 . . . . . . . . . . . . . 11,168.20
                                        30-Jun-91 . . . . . . . . . . . . . 10,728.00
                                        30-Sep-91 . . . . . . . . . . . . . 11,312.70
                                        31-Dec-91 . . . . . . . . . . . . . 12,506.30
                                        31-Mar-92 . . . . . . . . . . . . . 11,812.50
                                        30-Jun-92 . . . . . . . . . . . . . 11,647.60
                                        30-Sep-92 . . . . . . . . . . . . . 12,030.60
                                        31-Dec-92 . . . . . . . . . . . . . 12,795.20
                                        31-Mar-93 . . . . . . . . . . . . . 13,361.30
                                        30-Jun-93 . . . . . . . . . . . . . 13,289.80
                                        30-Sep-93 . . . . . . . . . . . . . 13,735.30
                                        31-Dec-93 . . . . . . . . . . . . . 13,669.80
                                        31-Mar-94 . . . . . . . . . . . . . 13,092.10
                                        30-Jun-94 . . . . . . . . . . . . . 13,191.70
                                        30-Sep-94 . . . . . . . . . . . . . 13,452.70
                                        31-Dec-94 . . . . . . . . . . . . . 13,339.00

                                                               TABLE V CONTINUED

                    SCIENCE & TECHNOLOGY FUND (DIVISION 17)

                                        VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000             STIPULATED PAYMENT MADE APRIL 29, 1994
     STIPULATED PAYMENT MADE            -----------------------------------------
         APRIL 29, 1994                                                      $ VALUE
---------------------------------                                          -----------
  04/29/94...........  $   10,000       29-Apr-94 . . . . . . . . . . . . . 10,000.00
  06/30/94...........       9,457       30-Jun-94 . . . . . . . . . . . . .  9,457.00
  09/30/94...........      11,316       30-Sep-94 . . . . . . . . . . . . . 11,316.00
  12/31/94...........      12,477       31-Dec-94 . . . . . . . . . . . . . 12,477.00


                         MONEY MARKET FUND (DIVISION 6)

                                        VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000            STIPULATED PAYMENT MADE JANUARY 16, 1986
     STIPULATED PAYMENT MADE            -----------------------------------------
        JANUARY 16, 1986                                                     $ VALUE
---------------------------------                                          -----------
  01/16/86...........  $   10,000       16-Jan-86 . . . . . . . . . . . . . 10,000.00
  12/31/86...........      10,405       31-Mar-86 . . . . . . . . . . . . . 10,121.00
  12/31/87...........      10,873       30-Jun-86 . . . . . . . . . . . . . 10,228.60
  12/31/88...........      11,495       30-Sep-86 . . . . . . . . . . . . . 10,328.50
  12/31/89...........      12,406       31-Dec-86 . . . . . . . . . . . . . 10,404.80
  12/31/90...........      13,254       31-Mar-87 . . . . . . . . . . . . . 10,512.10
  12/31/91...........      13,849       30-Jun-87 . . . . . . . . . . . . . 10,637.60
  12/31/92...........      14,157       30-Sep-87 . . . . . . . . . . . . . 10,761.40
  12/31/93...........      14,393       31-Dec-87 . . . . . . . . . . . . . 10,873.00
  12/31/94...........      14,791       31-Mar-88 . . . . . . . . . . . . . 10,981.30
                                        30-Jun-88 . . . . . . . . . . . . . 11,104.20
                                        30-Sep-88 . . . . . . . . . . . . . 11,293.10
                                        31-Dec-88 . . . . . . . . . . . . . 11,495.20
                                        31-Mar-89 . . . . . . . . . . . . . 11,724.80
                                        30-Jun-89 . . . . . . . . . . . . . 11,969.90
                                        30-Sep-89 . . . . . . . . . . . . . 12,191.30
                                        31-Dec-89 . . . . . . . . . . . . . 12,406.00
                                        31-Mar-90 . . . . . . . . . . . . . 12,613.30
                                        30-Jun-90 . . . . . . . . . . . . . 12,826.10
                                        30-Sep-90 . . . . . . . . . . . . . 13,037.00
                                        31-Dec-90 . . . . . . . . . . . . . 13,253.90
                                        31-Mar-91 . . . . . . . . . . . . . 13,424.50
                                        30-Jun-91 . . . . . . . . . . . . . 13,576.20
                                        30-Sep-91 . . . . . . . . . . . . . 13,722.70
                                        31-Dec-91 . . . . . . . . . . . . . 13,848.80
                                        31-Mar-92 . . . . . . . . . . . . . 13,941.10
                                        30-Jun-92 . . . . . . . . . . . . . 14,024.20
                                        30-Sep-92 . . . . . . . . . . . . . 14,095.30
                                        31-Dec-92 . . . . . . . . . . . . . 14,156.90
                                        31-Mar-93 . . . . . . . . . . . . . 14,215.10
                                        30-Jun-93 . . . . . . . . . . . . . 14,273.10
                                        30-Sep-93 . . . . . . . . . . . . . 14,332.40
                                        31-Dec-93 . . . . . . . . . . . . . 14,393.30
                                        31-Mar-94 . . . . . . . . . . . . . 14,457.30
                                        30-Jun-94 . . . . . . . . . . . . . 14,543.10
                                        30-Sep-94 . . . . . . . . . . . . . 14,653.30
                                        31-Dec-94 . . . . . . . . . . . . . 14,791.30

                                                               TABLE V CONTINUED

                      TIMED OPPORTUNITY FUND (DIVISION 5)

                                        VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000            STIPULATED PAYMENT MADE JANUARY 1, 1985
     STIPULATED PAYMENT MADE            ------------------------------------------
         JANUARY 1, 1985                                                      $ VALUE
---------------------------------                                            ---------
  01/01/85...........  $   10,000       01-Jan-85 . . . . . . . . . . . . .  10,000.00
  12/31/85...........      11,169       31-Mar-85 . . . . . . . . . . . . .  10,065.70
  12/31/86...........      12,166       30-Jun-85 . . . . . . . . . . . . .  10,479.90
  12/31/87...........      13,055       30-Sep-85 . . . . . . . . . . . . .  10,352.90
  12/31/88...........      14,182       31-Dec-85 . . . . . . . . . . . . .  11,168.70
  12/31/89...........      16,424       31-Mar-86 . . . . . . . . . . . . .  12,074.40
  12/31/90...........      15,868       30-Jun-86 . . . . . . . . . . . . .  12,456.90
  12/31/91...........      19,063       30-Sep-86 . . . . . . . . . . . . .  12,009.40
  12/31/92...........      18,736       31-Dec-86 . . . . . . . . . . . . .  12,165,80
  12/31/93...........      20,271       31-Mar-87 . . . . . . . . . . . . .  13,724.00
  12/31/94...........      19,807       30-Jun-87 . . . . . . . . . . . . .  14,159.00
                                        30-Sep-87 . . . . . . . . . . . . .  14,692.50
                                        31-Dec-87 . . . . . . . . . . . . .  13,054.60
                                        31-Mar-88 . . . . . . . . . . . . .  13,426.50
                                        30-Jun-88 . . . . . . . . . . . . .  13,767.50
                                        30-Sep-88 . . . . . . . . . . . . .  13,940.50
                                        31-Dec-88 . . . . . . . . . . . . .  14,181.70
                                        31-Mar-89 . . . . . . . . . . . . .  14,702.40
                                        30-Jun-89 . . . . . . . . . . . . .  15,435.60
                                        30-Sep-89 . . . . . . . . . . . . .  16,068.60
                                        31-Dec-89 . . . . . . . . . . . . .  16,423.60
                                        31-Mar-90 . . . . . . . . . . . . .  16,067.60
                                        30-Jun-90 . . . . . . . . . . . . .  16,547.40
                                        30-Sep-90 . . . . . . . . . . . . .  14,855.70
                                        31-Dec-90 . . . . . . . . . . . . .  15,868.20
                                        31-Mar-91 . . . . . . . . . . . . .  17,386.00
                                        30-Jun-91 . . . . . . . . . . . . .  17,355.30
                                        30-Sep-91 . . . . . . . . . . . . .  18,039.40
                                        31-Dec-91 . . . . . . . . . . . . .  19,063.00
                                        31-Mar-92 . . . . . . . . . . . . .  18,358.20
                                        30-Jun-92 . . . . . . . . . . . . .  17,851.40
                                        30-Sep-92 . . . . . . . . . . . . .  18,263.90
                                        31-Dec-92 . . . . . . . . . . . . .  18,736.20
                                        31-Mar-93 . . . . . . . . . . . . .  19,525.10
                                        30-Jun-93 . . . . . . . . . . . . .  19,689.40
                                        30-Sep-93 . . . . . . . . . . . . .  20,177.20
                                        31-Dec-93 . . . . . . . . . . . . .  20,271.20
                                        31-Mar-94 . . . . . . . . . . . . .  19,627.00
                                        30-Jun-94 . . . . . . . . . . . . .  19,405.40
                                        30-Sep-94 . . . . . . . . . . . . .  19,799.20
                                        31-Dec-94 . . . . . . . . . . . . .  19,807.10


                 TEMPLETON ASSET ALLOCATION FUND (DIVISION 19)

                                        VALUE AT QUARTERLY INTERVALS OF A $10,000
    ANNUAL VALUE OF A $10,000            STIPULATED PAYMENT MADE AUGUST 24, 1988
     STIPULATED PAYMENT MADE            ------------------------------------------
         AUGUST 24, 1988                                                      $ VALUE
---------------------------------                                            ---------
  08/24/88...........  $   10,000       24-Aug-88 . . . . . . . . . . . . .  10,000.00
  12/31/88...........      10,235       30-Sep-88 . . . . . . . . . . . . .  10,057.10
  12/31/89...........      11,449       31-Dec-88 . . . . . . . . . . . . .  10,235.00
  12/31/90...........      10,403       31-Mar-89 . . . . . . . . . . . . .  10,471.50
  12/31/91...........      13,122       30-Jun-89 . . . . . . . . . . . . .  10,607.50
  12/31/92...........      14,007       30-Sep-89 . . . . . . . . . . . . .  11,197.70
  12/31/93...........      17,451       31-Dec-89 . . . . . . . . . . . . .  11,448.70
  12/31/94...........      16,711       31-Mar-90 . . . . . . . . . . . . .  11,307.50
                                        30-Jun-90 . . . . . . . . . . . . .  11,644.00
                                        30-Sep-90 . . . . . . . . . . . . .  10,035.00
                                        31-Dec-90 . . . . . . . . . . . . .  10,403.10
                                        31-Mar-91 . . . . . . . . . . . . .  11,425.00
                                        30-Jun-91 . . . . . . . . . . . . .  11,338.10
                                        30-Sep-91 . . . . . . . . . . . . .  12,335.00
                                        31-Dec-91 . . . . . . . . . . . . .  13,121.90
                                        31-Mar-92 . . . . . . . . . . . . .  13,163.10
                                        30-Jun-92 . . . . . . . . . . . . .  13,979.70
                                        30-Sep-92 . . . . . . . . . . . . .  13,883.90
                                        31-Dec-92 . . . . . . . . . . . . .  14,006.80
                                        31-Mar-93 . . . . . . . . . . . . .  14,781.20
                                        30-Jun-93 . . . . . . . . . . . . .  15,404.10
                                        30-Sep-93 . . . . . . . . . . . . .  16,351.10
                                        31-Dec-93 . . . . . . . . . . . . .  17,450.50
                                        31-Mar-94 . . . . . . . . . . . . .  16,786.20
                                        30-Jun-94 . . . . . . . . . . . . .  16,540.50
                                        30-Sep-94 . . . . . . . . . . . . .  17,256.90
                                        31-Dec-94 . . . . . . . . . . . . .  16,711.30

ENDORSEMENTS AND
PUBLISHED RATINGS

     From time to time, in advertisements or in reports to Contract Owners, the Company may refer to its endorsements. Endorsements are often in the form of a list of organizations, individuals or other parties which recommend the Company or the Contracts. The endorser's name will be used only with the endorser's consent. It should be noted that the list of endorsements may change from time to time.

     Also from time to time, the rating of the Company as an insurance company by A. M. Best may be referred to in advertisements or in reports to Contract Owners. Each year the A. M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's Ratings range from A++ to F. The Company's rating is A++. An A++ rating means, in the opinion of A. M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations.

     In addition, the claims-paying ability of the Company as measured by the Standard and Poor's Ratings Group may be referred to in advertisements or in reports to Contract Owners. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to D. The Company's claims-paying ability rating is AAA, which is defined as superior.

     Further, from time to time the Company may refer to Moody's Investor's Service's rating of the Company. Moody's Investor's Service's financial strength ratings indicate an insurance company's ability to discharge senior policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries and affiliates. Moody's Investor's Service's ratings range from Aaa to C. The Company's rating is Aa2 which is defined as excellent.

     The Company may additionally refer to its Duff & Phelp's rating. A Duff & Phelp's rating is an assessment of a Company's insurance claims paying ability. Duff & Phelp's ratings range from AAA to CCC. Duff & Phelp's rates the claims paying ability of the Company as AAA. An AAA rating reflects that the Company has the highest claims paying ability.

     Ratings relate to the claims paying ability of the Company's General Account and not the investment characteristics of the Separate Account.

     The Company may from time to time, refer to Lipper Analytical Services Incorporated ("Lipper"), Morningstar, Inc. ("Morningstar") and CDA/Wiesenberger Investment Companies (CDA/Wiesenberger) when discussing the performance of its Divisions. Lipper, Morningstar and CDA/Wiesenberger are leading publishers of statistical data about the investment company industry in the United States.

     Additionally, the Company may compare the performance of the Divisions to categories published by Lipper and Morningstar. The published categories which may be utilized in comparison with the performance of the Divisions include the Morningstar Growth and Income Mutual Fund Category, Morningstar Aggressive Growth Mutual Fund Category, Morningstar Growth Mutual Fund Category, Morningstar International Stock Mutual Fund Category, Lipper Growth and Income Mutual Fund Category, Lipper Small Company Growth Mutual Fund Category, Lipper Growth Mutual Fund Category and Lipper International Mutual Fund Category. Additional Lipper or Morningstar categories may be utilized if they are deemed by the Company relevant to the performance of the Company's Divisions.

     The Company may, from time to time, refer to The Variable Annuity Research & Data Services (VARDS) Report. The VARDS Report offers monthly analysis of the variable annuity industry, including marketing and performance information. VARDS currently tracks over 900 variable separate accounts totaling over $260 billion in variable annuity assets.

     The Company may, from time to time, refer to Bankers Trust Company's Tactical Asset Allocation Model's historical performance and compare such performance to that of the S&P 500 Index. Neither the Model nor the S&P 500 Index is a managed fund and neither have identifiable investment objectives.

     Finally the Company will utilize as a comparative measure for the performance of its Funds the

Consumer Price Index ("CPI"). The CPI is a measure of change in consumer prices, as determined in a monthly survey of the U.S. Bureau of Labor Statistics. Housing costs, transportation, food, electricity, changes in taxes and labor costs are among the CPI components. The CPI provides a tool for determining the impact of inflation on an individual's purchasing power.

TRANSFERS AMONG INVESTMENT OPTIONS

     Transfers of Accumulation Value and Annuity Units among investment options are permitted subject to the conditions discussed below. The right to make transfers is exercisable by the Participant, or the Contract Owner if the Contract Owner and the Annuitant are not the same during the Accumulation Period, and by the Annuitant during the Annuity Period. The Company reserves the right to limit or restrict transfers to the extent such limitation or restriction is allowed by the Contract.

TRANSFERS DURING THE ACCUMULATION PERIOD

     Transfers among investment options during the Accumulation Period are accomplished by transferring Accumulation Value among Variable Investment Options (which are invested in Divisions) or Fixed Subaccounts.

     The Company has the right to limit transfers. The Company's current policy is that transfers among Variable Investment Options or from Variable Investment Options to Fixed Subaccounts currently may be made at any time during the Accumulation Period.

     Transfers from a Fixed Subaccount to one or more Variable Investment Options or another Fixed Subaccount may be made during the Accumulation Period, subject to certain restrictions. Specifically, during the Accumulation Period, transfers of up to 20% of the Accumulation Value allocated to Fixed Account Plus may be made each Participant Year. However, if the transfer would result in a Fixed Account Plus Accumulation Value of less than $500, the entire Fixed Account Plus Accumulation Value may be transferred at that time. A transfer to Short Term Fixed Account currently will result in no further transfers from Short Term Fixed Account being permitted for a period of 90 days. Otherwise, transfers from Short Term Fixed Account may be made at any time during the Accumulation Period. VALIC may change the 90 day transfer restriction at any time. However, the transfer period may not exceed 180 days.

TRANSFERS DURING THE ANNUITY PERIOD

     During the Annuity Period, transfers among investment options are accomplished by transferring Annuity Units among the Separate Account's Divisions or to a fixed annuity. These transfers may be made at intervals of at least 365 days. During the Annuity Period, transfers from a fixed annuity are not permitted.

OTHER REQUIREMENTS

     Transfers among investment options or changes of future allocation of Purchase Payments ("reallocations") may be made upon receipt by the Company, at its Home Office, of written instructions or by telephone at 1-800-621-7792. Requests for transfers or reallocations by telephone will be automatically permitted unless the Company has been notified otherwise in writing or by telephone at 1-800-621-7792. If, after notifying the Company that telephone transfers or reallocations are not to be allowed, the Contract Owner or Participant wishes to have the right to effect telephone transfers or reallocations reactivated, he or she must notify the Company in writing.

     Prior to the Company's effecting a transfer request or reallocation by telephone instruction, the Company will require the Contract Owner's or Participant's social security number, account number and date of birth. Unless the Contract Owner or Participant has instructed the Company not to accept telephone transfers or reallocations, anyone who represents that he or she is authorized by the Contract Owner or Participant to effect a transfer or reallocation may do so if they have the above stated requisite Contract Owner or Participant account information. Officers, directors, agents, representatives and employees of the Company may not give or be authorized to give telephone instructions on behalf of Contract Owners or Participants (other than for Contracts within their immediate family) without prior written permission of the Company.

     It is the responsibility of the Contract Owner or Participant to verify the accuracy of all confirmations of transfers and to promptly advise the Company of any inaccuracies within one business day of receipt of the confirmation. The Company will send to the Contract Owner or Participant a confirmation of the transfer within five (5) days from the date of any instruction.

     The Company is not responsible for the authenticity of transfer or reallocation instructions received by telephone. Any telephone instructions reasonably believed by the Company to be genuine will be the Contract Owner's or Participant's responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, the Contract Owner or Participant will bear the risk of loss.

     Transfers or reallocations will be effected pursuant to the Contract Owner's or Participant's written or telephone transfer request as of the day when received by the Company if received by the Company's Home Office before the close of regular trading of the New York Stock Exchange, generally 4:00 p.m. New York time, on a day Accumulation Unit values are calculated; otherwise the next calculated Accumulation Unit value will be used. Telephone transfer requests will not be accepted during the Annuity Period. The Company reserves the right to discontinue the telephone transfer facility at any time.

     Up to seven fixed or variable investment options may be used by a Participant at any one time during the Accumulation Period or the Annuity Period. (For additional requirements with respect to investment options during the Annuity Period, see "Fixed or Variable Annuity Payments," "Annuity Payment Options" and "Death of Annuitant During Annuity Period.")

CHARGES UNDER VARIABLE ANNUITY CONTRACTS

     All charges under the Contracts are described below.

CHARGE FOR PREMIUM TAXES

     Premium taxes ranging from zero to 3% are currently imposed by certain states and municipalities on Purchase Payments made under the Contracts.

     Under deferred Contracts subject to premium tax, an amount for the tax may be deducted, either from Purchase Payments when received, or from the amount applied to effect an annuity at the time annuity payments commence, depending on applicable state law. If an amount for any premium taxes is deducted but subsequently is determined not to be due, the Company will adjust the excess amount to reflect investment experience from the date of the deduction to the date the determination is made. The Company will then apply the excess amount deducted, as adjusted, to increase the number of Accumulation Units or Annuity Units under the Participant Account at the time such determination is made.

CHARGE FOR PARTIAL AND TOTAL SURRENDERS

     Except as provided below, a total or partial surrender is subject to a surrender charge calculated as a percentage of the dollar amount of previous Purchase Payments with respect to a Participant Account which are withdrawn, or the dollar amount of the surrender, if less. Except as provided below it is assumed that the most recent Purchase Payments are withdrawn first, and no surrender charge is ever imposed on any amount not actually withdrawn.

     Amounts exchanged to this Contract from other annuity contracts issued by the Company, in many cases, are not considered to be Purchase Payments for purposes of calculating the surrender charge. For such Contract exchanges, exchanged amounts shall be deemed to be withdrawn only after all subsequent Purchase Payments have been withdrawn. See "Exchange Offers" for more complete information about these exchanges and surrender charges on exchanged amounts.

     The surrender charge with respect to any Participant Account may not exceed 5% of the lesser of (a) the amount of all Purchase Payments received during the most recent 60 months prior to the receipt of the surrender request by the Company at its Home Office, or (b) the amount withdrawn. For purposes of this charge, the Company treats withdrawals as withdrawals of Purchase Payments before any earnings. Additionally, the most recent Purchase Payments are treated as withdrawn first.

     In any Participant Year, the Participant may totally or partially surrender up to 10% of the Accumulation Value without the above surrender charge being imposed. These 10% withdrawals without charge do not reduce Purchase Payments for purposes of computing the charge. The surrender charge will apply to the amount withdrawn that exceeds 10%. In calculating the 10% limitation, the percentage withdrawn will be determined by the proportion of the amount withdrawn bears to the Accumulation Value immediately prior to the withdrawal. If multiple withdrawals are made in a Participant Year, the percentages withdrawn for each withdrawal will be added together to determine whether the 10% limit has been exceeded.

     If a surrender charge is assessed against any Purchase Payment, or a portion thereof, such Purchase Payment (or portion) will not be subject to any further surrender charges upon a subsequent surrender.

     The surrender charge is not imposed upon annuitization. Nor is the surrender charge imposed on the payment of benefits to a Beneficiary or an Annuitant when a Participant dies during the Accumulation Period. (See "Death Benefits During Accumulation Period.") There is no surrender charge in any of the following situations: (a) if no Purchase Payments have been received during the 60 months immediately prior to surrender; (b) if the Participant Account has been in effect for 15 years or longer; (c) if the Participant Account has been in effect for 5 years or longer and the Annuitant has attained age 59 1/2; (d) the Participant elects the no charge systematic withdrawal limitations described in the annuity Contract offered by this Prospectus; or (e) the Participant, under certain Contracts, makes withdrawals in accordance with the no charge minimum distribution provisions established under those Contracts. No surrender charge is imposed if the Participant has become totally and permanently disabled. This means that the Participant is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Participant is suited by means of education, training or experience. The impairment must have been in existence for more than 180 days. The impairment must be expected to result in death or be long-standing and indefinite. Proof of disability is to be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification of such disability. For employer sponsored groups, i.e. in the case of Contracts other than Non-Qualified contracts or IRA contracts, no surrender charges will apply if the Participant Account was established at least 5 years from the date of surrender, the Participant has separated from service of his or her employer and the Participant has attained age 55.

     The amount of surrender charges for a particular Contract may be reduced or eliminated when the Contract is issued pursuant to a retirement plan or similar arrangement and sales are made to individuals or groups of individuals in a manner that results in savings of sales expenses. The entitlement to such a reduction or elimination of Surrender Charges will be determined by the Company in the following manner:

     1. The size of the group to which such sales are to be made will be considered. Generally, the sales expenses for a larger group are smaller than for a smaller group because of the ability to establish a larger number of Participant Accounts with fewer sales contacts.

     2. The total amount of Purchase Payments to be received from a group will be considered. Per Participant Account sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

     3. The purpose for which the Contracts are being purchased will be considered. Certain types of qualified plans are more likely to be stable than are others. Such stability reduces the number of sales contracts required, reduces sales administration and results in fewer Participant Account terminations. As a result, sales expenses can be reduced.

     4. The nature of the group for which the Contracts are being purchased will be considered. Certain types of employee and professional groups are more likely to continue Contract participation for longer periods than are other groups with more mobile membership. If fewer Participant Accounts are surrendered in a given group, the Company's sales expenses are reduced.

     5. The use of mass enrollment procedures or the performance of sales or related administrative functions by the employer will be considered. Sales expenses are likely to be lower on Contracts where the need for individual sales contacts is minimized.

     6. There may be other circumstances of which the Company is not presently aware, which could result in reduced sales expenses.

     If, after consideration of the foregoing factors, the Company determines that a group purchase would result in reduced or eliminated sales expenses, such a group would be entitled to a reduction or elimination of the charge.

     In no event will reduction or elimination of the charge be permitted where such reduction or elimination will be unfairly discriminatory to any person.

     The surrender charge reimburses the Company for part or all of its expenses related to distributing the Contracts. To the extent that the amount of such expenses exceeds the amount of revenues generated by the surrender charge, the Company will pay such excess out of its general account assets which, among other things, would include any gains from the asset charge described below under "Charge to the Separate Account."

     Examples of calculation of the surrender charge upon partial and total surrender are set forth in the Statement of Additional Information -- "Calculation of Surrender Charge."

CHARGE FOR ACCOUNT MAINTENANCE

     An account maintenance charge is assessed for each calendar quarter during the Accumulation Period during which any Variable Investment Option Accumulation Value is credited to a Participant's contract. No charge is assessed for any calendar quarter if the Accumulation Value is credited only to the Fixed Interest Options throughout the quarter. The account maintenance charge assessed each Participant Account by the Company is $3.75 per quarter. The charge is due in quarterly installments beginning on the first day of the calendar quarter following the first date a value is credited to a Variable Investment Option of a Participant's Account. The charge is assessed on the last day of the calendar quarter in which it is due. If all Variable Accumulation Values are withdrawn or transferred to a fixed investment option, the charge will be deducted at the time of withdrawal, surrender or transfer. This charge will be assessed equally among the Variable Investment Options' which make up the Accumulation Value. This charge is to reimburse the Company for the cost of Variable Investment Options' administrative expenses, including the expenses incurred in establishing and maintaining the records relating to the Variable Investment Options' portion of the Contract. The Company does not expect that the revenues it will derive from this charge will exceed such expenses.

     The account maintenance charge may be reduced or waived on Contracts issued under a retirement plan or similar arrangement which does not occasion all the administrative expenses that otherwise would be incurred. The entitlement to such a reduction in maintenance charge will be determined by the Company in the following manner:

     1. The purposes for which the Contracts are being purchased will be considered. Certain types of qualified plans are more likely to be stable than are others. Such stability reduces sales administration and results in fewer Participant Account terminations. As a result, administrative expenses can be reduced.

     2. The nature of the group for which the Contracts are being purchased will be considered. Certain types of employees and professional groups are more likely to continue Contract participation for longer periods than are other groups with more mobile membership. If fewer Participant Accounts are surrendered in a given group, the Company's administrative expenses are reduced.

     3. The frequency of Purchase Payments will be considered. If Participant Accounts are established or Purchase Payments are received in large numbers only once a year, administrative costs are dramatically reduced.

     4. The performance of administrative functions by the employer or the use by an employer of automated techniques in submitting Purchase Payments or information related to Purchase Payments on behalf of its employees can reduce the Company's administrative expenses associated with a Contract.

     5. There may be other circumstances of which the Company is not presently aware, which could result in reduced administrative expenses.

     If, after consideration of the foregoing factors, the Company determines that a group purchase would result in reduced administrative expenses, such a group would be entitled to a reduction of the charge. In no event will reductions of the charges be permitted where such reductions will be unfairly discriminatory to any person.

     If two or more Participant Accounts are established for the same Annuitant under the same group Contracts, the Company and the Contract Owner may agree to assess the maintenance charges related to some or all such Participant Accounts against one such account.

CHARGE TO THE SEPARATE ACCOUNT

     To compensate the Company for assuming mortality and expense risks under the Contracts, the Separate Account will incur a daily charge at an annualized rate of 1% or 1.25% on the average daily net asset value of the Separate Account attributable to the Contracts depending upon the Variable Investment Option(s), if any, selected (see Fee Table). Of this charge, the Company estimates .20% or
 .45%, as appropriate, is for expense risks and .80% is for mortality risks. This charge is guaranteed and may not be increased by the Company.

     In assuming the mortality risks, the Company is taking the risk that its actuarial estimate of mortality rates during the Annuity Period may prove erroneous and that the Annuitant will live longer than expected or that the Annuitant will die during the Accumulation Period at a time when the death benefit guaranteed by the Company is higher than the Accumulation Value of the Participant Account. The Company expects to derive a profit on this charge.

     In addition to mortality risks, the Company will assume an expense risk under the Contracts. An expense risk is incurred because the charge for account maintenance deducted under the Contracts to cover administrative expenses is not anticipated to be sufficient to cover actual expenses. The Company does not expect to derive a profit from the expense risk charge.

MISCELLANEOUS

     A daily charge based on a percentage of each Fund's average daily net assets is payable by each Fund to the Company, or to The Dreyfus Corporation or to TICI, depending upon the Variable Annuity Options selected, for investment management. These charges, and other Fund charges and expenses more fully described in the prospectus for the Funds, are borne indirectly by Participants.

CHARGE FOR INCOME TAXES

     Currently, no charge is made against the Separate Account for the Company's Federal income taxes, or provisions for such taxes that may be attributable to the Separate Account. The Company may charge each Division in the Separate Account for its portion of any income tax charged to the Company or the Division on its assets. Under present laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, the Company may decide to make charges for such taxes or provisions for such taxes against the Separate Account. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment performance of such Division.

ACCUMULATION PERIOD

PURCHASE PAYMENTS

     During the period before the commencement of annuity payments (the "Accumulation Period"), the Participant or employer may make Purchase Payments from time to time, and on such dates and in such amounts as may be determined pursuant to the retirement plan for which the Contract has been purchased.

     In all cases, the initial Purchase Payment must be preceded or accompanied by a properly completed application. Except in the case of IRAs and some Non-Qualified Contracts, Purchase Payments are generally remitted through or by an employer and the Company must also receive a premium flow report which identifies the amount to be credited to each Participant Account held pursuant to the employer's retirement plan.

     The initial and subsequent Purchase Payments for a periodic payment Contract must be at least $30 per Participant Account. This minimum applies separately to the amount of each Purchase Payment directed to each Variable Investment Option or Fixed Subaccount. For single payment Contracts, the minimum Purchase Payment is $1,000 per Participant Account.

     When an initial Purchase Payment accompanies an application (and, if required, a premium flow report) the Company will, within two business days after receipt of the application at its Home Office, either (a) process and accept the application, issue the Contract to the Contract Owner, establish Participant Accounts and credit amounts or Accumulation Units to those accounts as of the date of acceptance; (b) reject the application and return the Purchase Payment; or (c) request additional documents or information if the application is not complete or is incorrectly completed. With respect to (c), a Purchase Payment will be returned if a correctly completed application is not received within five business days unless the Contract Owner agrees otherwise. For initial and subsequent payments, Accumulation Units will be credited at the Accumulation Unit value calculated as of the day the Purchase Payment was received by the Company if received at the Company's Home Office before the close of regular trading of the New York Stock Exchange, generally 4:00 p.m. New York Time on a day Accumulation Unit values are calculated; otherwise, the next calculated Accumulation Unit value is used. As a result, the Participant Account will be credited with the investment experience of the Separate Account from the date of the Company's receipt of the Purchase Payment.

     Unless otherwise restricted by the Contract, a Participant may allocate and/or accumulate amounts in up to seven of the eighteen available subaccounts (the sixteen Variable Investment Options and the two Fixed Interest Options). The Accumulation Value of a Participant's Account or Contract during the Accumulation Period is the sum of values of the Fixed Interest Options and the Variable Investment Options.

     A Participant may allocate all or a portion of Purchase Payments to the Fixed Subaccount. The Fixed Subaccount consists of two Fixed Interest Options which are part of the Company's General Account. Each Fixed Interest Option pays interest at a declared rate which may differ depending upon the Fixed Interest Option selected. The Company bears the full amount of the investment risk for amounts allocated to either of the Fixed Interest Options. Earned interest on amounts allocated to the Fixed Subaccount will be paid regardless of the actual investment experience of the General Account. Because of exemptive and exclusionary provisions, interests in the Fixed Subaccount have not been registered under the Securities Act of 1933, and neither the Fixed Subaccount nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Subaccount is not subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures which are included in this Prospectus and which relate to the General Account and the Fixed Subaccount. These disclosures, however, may be subject to certain provisions of federal securities law relating to the accuracy and completeness statements made in this Prospectus.

     The value of a Participant's Account attributable to the Fixed Subaccount during the Accumulation Period is the sum of all net Purchase Payments allocated to either of the Fixed Interest Options in the Fixed Subaccount, amounts transferred from the Separate Account's Variable Investment Options to any Fixed Interest Option, and all earned interest. This amount is reduced by amounts transferred out or withdrawn and may be further reduced by the deduction of certain charges.

     A Participant may allocate all or a portion of Purchase Payments to the Variable Investment Options. The value of the Contract and of a Participant's Account attributable to the Variable Investment Options can be determined at any time by multiplying the number of Accumulation Units outstanding under the Contract or account by the current Accumulation Unit value. During the Accumulation Period, the value of the Contract attributable to the Variable Investment Options varies with the performance of the investments of the Separate Account, and there is no assurance that such value will equal or exceed Purchase Payments. The number of Accumulation

Units credited will not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit for a particular Separate Account Division may vary from day to day depending upon the investment experience of that Division, which, in turn, is affected by the investment experience of the corresponding Fund, expenses, and the deduction of certain charges.

     The Accumulation Unit value for a particular Separate Account Division is calculated as follows. First, a gross investment rate is determined from the investment performance of that Separate Account Division. The gross investment rate is calculated as of 4:00 p.m. New York time on each business day when the New York Stock Exchange is open (except the Friday following Thanksgiving, the Friday following Christmas if Christmas falls on a Thursday and the Monday before Christmas if Christmas falls on a Tuesday). Such rate is (i) the Separate Account Division's investment income and capital gains and losses, whether realized or unrealized on such day, from the assets attributable to that Separate Account Division, divided by (ii) the value of the Separate Account Division for the immediately preceding day on which such values were calculated. The net investment rate for any day is determined by deducting from the gross investment rate, a factor representing the mortality risk and expense charges described herein (see "Charge to the Separate Account"), and any applicable income taxes. The Accumulation Unit value for a given day is then determined by multiplying the Accumulation Unit value for the preceding day by a net investment factor equal to the net investment rate plus 1.00.

     Illustrations showing the calculation of an Accumulation Unit value and the purchase of Accumulation Units (using hypothetical examples) are contained in the Statement of Additional Information -- "Accumulation Unit Value."

DEATH BENEFITS DURING ACCUMULATION PERIOD

     If an Annuitant under a Contract dies during the Accumulation Period, a death benefit described in 1 or 2 below is payable.

     1. If the Annuitant dies on or after age 70, the death benefit is the greater of (a) the Accumulation Value of the Participant Account on the date VALIC receives proof of death, or (b) 100% of Purchase Payments reduced by the amount of any prior withdrawals and charges and further reduced by any portion of the Accumulation Value that has been applied under an Annuity Income Option.

     2. If the Annuitant dies before age 70, the death benefit is the sum of the benefits under the Fixed Interest Options and the Variable Investment Options. The benefit under the Fixed Interest Option is the greater of
        (a) the Fixed Interest Option Values on the date VALIC receives proof of Death or (b) 100% of Purchase Payments allocated to the Fixed Interest Options, reduced by the amount of any prior withdrawals and charges and further reduced by any portion of the Accumulation Value that has been applied under an Annuity Income Option. The benefit under the Variable Investment Options is the greater of (a) the Variable Investment Option Accumulation Value on the date VALIC receives proof of death or (b) 100% of Purchase Payments allocated to Variable Investment Options reduced by the amount of any prior withdrawals or transfers from the Variable Investment Options, plus interest at an annual rate of 3%. For this purpose, all amounts transferred into Variable Investment Options are considered Purchase Payments allocated to Variable Investment Options.

     The Beneficiary may exercise the right to receive the death benefit as a lump-sum settlement or in the form of any of the annuity options provided in the Contract (within such time limits required by Federal tax law). (See "Annuity Payment Options.") Beneficiaries other than the spouse of an Annuitant must receive the death benefit in full by the date five years after the Annuitant's death unless payments commence within one year of the Annuitant's death under a life annuity, a life annuity with payments certain or payments for a designated period. Payments certain or payments for a designated period in any case cannot be selected for a period exceeding the Beneficiary's life expectancy. The Beneficiary thereafter will be entitled to exercise many of the investment options and other rights an Annuitant would have under the Contract.

     On individual non-tax qualified Contracts, the Annuitant and the Owner may not, in some cases, be the same individual. If the Owner dies during the Annuitization Period, there is no death benefit payable. However, the Contract will then be transferred to the Contingent Owner, if any, or the Owner's estate and must be distributed in accordance with the applicable rules under the Internal Revenue Code.

SUSPENSION OF PURCHASE PAYMENTS

     Flexible payment Contracts contain provisions protecting against forfeiture. If, at any time, additional Purchase Payments are not made, the number of Accumulation Units outstanding under the Participant Account at that time will remain constant (so long as no transfer election is made), and the value of the Units will continue to vary. The Accumulation Value will continue to be subject to charges during the period of suspension. The Contract Owner may resume making Purchase Payments at any time during the Accumulation Period, so long as the Participant Account (or Contract) has not been surrendered and the Contract has not otherwise been terminated.

     Under the Contracts, if the Accumulation Value of a Participant Account falls below $300, and there are no Purchase Payments for two Contract years, in the case of individual Contracts, or two certificate years, in the case of group Contracts, the Company, at its option, may cause the Participant Account to be automatically surrendered, in which case a surrender charge may be deducted from the amount paid to the Participant.

ANNUITY PERIOD

FIXED OR VARIABLE ANNUITY PAYMENTS

     If an employer's plan so permits, the Annuitant may elect to have any portion of the Accumulation Value applied to provide either a variable annuity or a fixed annuity, or a combination of both.

     Fixed annuity payments are monthly payments from the Company to an individual, the amount of which is fixed and guaranteed by the Company. The amount of the monthly payments will depend only on the form and duration of annuity payments chosen, the age of the Annuitant or the Beneficiary (and sex, under individual retirement annuity ("IRA") and certain other non-qualified Contracts), the total Accumulation Value applied to purchase the annuity, and the applicable annuity rate. If it would produce greater benefits, the amount of the monthly payment will be that produced by a then currently issued immediate annuity of the same form.

     Variable annuity payments are similar to fixed annuity payments, except that the amount of each monthly payment from the Company will vary reflecting the net investment experience of each Division of the Separate Account in which the net Purchase Payments are accumulated. (For an illustration of the calculation of annuity payments and Annuity Unit value see the Statement of Additional Information -- "Amount of Annuity Payments" and "Annuity Unit Value.") The value of an Annuity Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Accumulation Period.") If the net investment experience for a given month, after all charges summarized below, exceeds the Assumed Investment Rate (3 1/2% per annum unless a different rate is selected), the monthly payment will be greater than the previous payment. If the net investment experience for a month is less than such Assumed Investment Rate, the monthly payment will be less than the previous monthly payment. (See the Statement of Additional Information -- "Assumed Investment Rate.")

     The use of an Assumed Investment Rate higher than 3 1/2% per annum would cause the first annuity payment to be larger, but subsequent payments would increase more slowly or decrease more quickly and ultimately be less than they would under a 3 1/2% Assumed Investment Rate, provided that annuity payments continue for a sufficient period of time. A 3 1/2% Assumed Investment Rate will be used in the absence of a selection otherwise.

     As many as seven Divisions may be applied to provide a variable annuity, or up to six Divisions if a fixed annuity is also selected. The first payment provided under a fixed annuity and each portion of a variable annuity based on a Division must each be at least $25.

ANNUITY DATE

     Annuity payments under deferred non-qualified Contracts may begin on the first day of any month before the Annuitant's 85th birthday, as selected by the Contract Owner on a form approved by the Company. Special minimum distribution rules apply to payments under 403(b), 401, 403(a) and 457 plans or simplified employee plans ("SEPs"). (See the discussion of required distributions for each plan type under "Federal Tax Matters.")

ANNUITY PAYMENT OPTIONS

     The Annuitant may elect to have the Accumulation Value of the Participant Account applied on the Annuity Date to any one of the options listed below. The amount applied to effect an annuity will be the Accumulation Value on the tenth day (or the preceding business day if the tenth day is not a business day) preceding the Annuity Date.

     In most cases, if the Annuitant does not specify one of the options at least thirty days prior to the Annuity Date, annuity payments are made in accordance with the second option, with payments being guaranteed for a ten year period, commencing on the Annuity Date. If the Contract is issued under certain retirement plans, however, federal pension law may require that payments be made pursuant to the fourth option unless otherwise elected. Tax laws and regulations may impose further restrictions to assure that the primary purpose of the plan is distribution of the accumulated funds to the employee. Absent a contrary election at least thirty days in advance, Fixed Subaccount accumulations will be used to provide a fixed annuity, and Variable Investment Option accumulations will be used to provide a variable annuity based on the same Divisions in which the Variable Investment Option(s) were invested immediately prior thereto. If the fifth annuity option is selected, annuity payments must be made on a fixed basis. An Annuitant wishing to receive a lump sum rather than an annuity may surrender the Contract as described below under "Surrender."

     Annuity payments are generally made monthly. If such payments would amount to less than $25 each, the Company reserves the right to make less frequent payments.

     Once annuity payments have begun, an annuity option may not be terminated.

     First Option -- Life Annuity With No Guarantee Period. Variable annuity payments are payable monthly during the lifetime of the Annuitant, and the annuity terminates with the last payment preceding death. This option offers the maximum amount per variable annuity payment since there is no provision for a death benefit for Beneficiaries. It would be possible under this option for the Annuitant to receive only one annuity payment if he died prior to the date of the second payment, two if he died before the third annuity payment date, etc.

     Second Option -- Life Annuity With Guarantee Period Of 5, 10, 15 or 20 Years. Variable annuity payments are payable monthly during the lifetime of an Annuitant with the provision that, if the Annuitant dies during the certain period, the Beneficiary may receive monthly payments for the remainder of the certain period.

     Third Option -- Life Annuity With Cash or Unit Refund Option. Variable annuity payments are payable monthly during the lifetime of the Annuitant with an additional payment to the Beneficiary at the death of the Annuitant equal to the then-current value of any Annuity Units credited to the Participant Account at the Annuity Date which have not theretofore been paid out in the form of annuity payments. For this purpose, the number of Annuity Units credited to the Participant Account at the Annuity Date will be the total value applied to this option divided by the Annuity Unit value at the date used to calculate the first annuity payment.

     Fourth Option -- Joint and Survivor Life Annuity. Variable annuity payments are payable monthly during the joint lifetimes of two Annuitants and continue during the lifetime of the surviving Annuitant. This option is designed primarily for couples who require maximum possible variable annuity payments during their joint lives and who are not concerned with providing for Beneficiaries at the death of the last to survive. It would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant died prior to the date of the third payment, etc.

     Fifth Option -- Payments For Designated Period. Annuity payments are payable monthly for a selected number of years between five and thirty. Payments under this option may be made on a fixed basis only.

ENHANCEMENTS UNDER ANNUITY OPTIONS

     Enhancements of the annuity options described above are available under the Contracts. These include partial annuitization, flexible payments of varying amounts and inflation protection payments. To the extent some or all of these options do not result in "substantially equal payments" over the life expectancy of the Annuitant, electing such options may result in unfavorable tax consequences to Annuitants under age 59 1/2. (See "Federal Tax Matters.") Additionally, certain options may be available with a one to twenty payment certain period. The Fourth Option also may be available with a one to twenty year payment certain option. Not all of the enhancements are available under each option.

DEATH OF ANNUITANT DURING ANNUITY PERIOD

     If the Annuitant dies during the Annuity Period, the Beneficiary may be entitled to payment of an additional amount or amounts, and may be entitled to certain alternatives discussed below. If, prior to death, the Annuitant had been receiving payments under the first or fourth options, no additional amounts would be due. If, however, the Annuitant had been receiving payments under the second, the third or the fifth options, the Beneficiary may elect within 60 days after the benefit is payable:

     1. to receive in a lump sum the present value, discounted at the Assumed Investment Rate, of any remaining annuity payments owed under the Contract based on the then-current Annuity Unit value;

     2. to continue receiving annuity payments under the terms of the Contract, in which case the Beneficiary would be entitled, any time thereafter, to receive the present value of remaining variable annuity payments, discounted at the Assumed Investment Rate, based on the Annuity Unit value next determined after request for such payment is received at the Company's Home Office; or

     3. to have the present value, discounted at the Assumed Investment Rate, of any annuity payments owed on the Contract, based on the then-current Annuity Unit value, applied to the fifth option for a period shorter than the period remaining under the annuity option selected by the Annuitant. Spouse Beneficiaries may be entitled to more favorable treatment under Federal tax laws.

     Under the Federal tax laws, the election of alternative (2) above on a variable basis may be treated in the same manner as a surrender of the Contract. If the Contract is surrendered, usually the full amount received would be includable in income for that year, and, to the extent so included, would be taxed at ordinary rates.

SURRENDER

     All or part of the Surrender Value of a Participant Account may be withdrawn by the Participant at any time before the commencement of annuity payments, provided that the Annuitant is alive at the time of surrender. This right is subject to any restrictions on surrender under applicable law and the employer's plan. An individual Contract must be returned to and be received by the Company before a total surrender will be effected. (See "Charge for Partial and Total Surrenders" for an explanation of charges which may be assessed upon surrender.)

     The Surrender Value of a Participant Account at any time is equal to the Accumulation Value under the Participant Account at the time of surrender, less any surrender charge. For this purpose, the value of an Accumulation Unit is that next computed after the request for surrender is received at the Company's Home Office. There is no assurance that the Surrender Value under Variable Investment Options will equal or exceed the aggregate amount of Purchase Payments at any time.

     A partial surrender under a Participant Account will result in a reduction of the Accumulation Value credited to a Participant Account. The reduction will equal the dollar amount surrendered plus the Surrender Charge, if any, and will be allocated among subaccounts in the same proportion as the surrender requested by the Participant. The reduction in the number of Accumulation Units credited to a Variable Investment Option(s) will equal the amount surrendered from that Variable Investment Option(s) plus the Surrender Charge allocable to that Variable Investment Option(s), if any, divided by the applicable Accumulation Unit value next computed after the written request for surrender is received at the Company's Home Office. If the entire value under a subaccount is surrendered in a partial surrender, the dollar amount surrendered will be reduced by any Surrender Charge allocable to that subaccount. The Surrender Value will be reduced by a full quarterly maintenance charge assessment in the case of a full surrender during a calendar quarter.

     Under the Texas State Optional Retirement Program or in many Section 403(b) contracts, no surrender or partial surrender by a Participant will be permitted prior to termination of employment, retirement or death. (See "Federal Tax Matters.")

     Under the Florida State Optional Retirement Program no surrender or partial surrender by a Participant of Accumulation Values attributable to Purchase Payments contributed by the Participant's employer will be permitted prior to termination of employment, retirement or death. Benefits based on employer contributions may only be paid upon the Participant's death, retirement or termination of employment. Except in the case of the Participant's death, and except for certain small amounts as approved by the State of Florida, such benefit payments may not be paid in a lump sum or for a period certain, but will only be paid through a life contingency option.

     For an explanation of possible adverse tax consequences from a partial or full surrender see "Federal Tax Matters."

     Payments of Surrender Values as well as lump-sum payments available under an annuity option will be made within seven calendar days after receipt of the written request by the Company at its Home Office; however, payments attributable to a Division may be suspended or postponed at any time when redemption of corresponding Fund's shares is suspended or postponed. See "Offering, Purchase and Redemption of Fund Shares" in the Series Company's Statement of Additional Information, and other Fund prospectuses for a discussion of the circumstances under which the Series Company or the Dreyfus Variable Investment Fund or Templeton Variable Product Series Fund may suspend or postpone redemption of their respective shares.

     Occasionally, the Company may receive a request for total or partial surrender which includes Accumulation Values derived from Purchase Payments which have not cleared the banking system. The Company may delay mailing that portion of the Surrender Value which relates to such amounts until the check for the payment has cleared. The Accumulation Unit value used to determine the remaining Surrender Value to be remitted will be on the basis of the valuation next computed after receipt of the request for surrender.

     The Participant may elect to withdraw all or part of the Accumulation Value without incurring a surrender charge under the no charge systematic withdrawal method described in the annuity Contract offered by this Prospectus. This systematic withdrawal generally provides for payment over a specified period of time, but not less than five years, and payment in a specified annual dollar amount, which must not be greater than 20% of the Participant's Accumulation Value at the time this systematic withdrawal is elected. Additionally, the Company may also require a minimum payment amount for withdrawals made under this method. Undistributed portions of a Participant's Account will continue to reflect the rate of return of the investment options the Participant has selected. The Participant may revoke a no charge systematic withdrawal election. However, such a systematic withdrawal may not be elected again. No more than one systematic withdrawal election may be in effect at any one time. The Company reserves the right to discontinue the election or to change the terms of the systematic withdrawal methods.

     There will be no surrender charges imposed on minimum distributions required by federal tax law, provided the withdrawal (a) is made payable to the Participant and (b) does not exceed the amount required to be distributed under the tax Code and applicable regulations. This Contract feature is not available if, in any Contract year, any amount has been withdrawn under the no charge systematic withdrawal method described above. (See "Federal Tax Matters" for more information regarding required distributions imposed by tax law.)

OTHER CONTRACT FEATURES

CHANGE OF BENEFICIARY AND CONTINGENT
OWNER

     Once a Participant Account has been established, the Contract Owner, the Participant and the Annuitant may not be changed.

     The Beneficiary is designated by the Participant in a group Contract and by the Contract Owner for an individual Contract. The Participant or Owner generally may change the Beneficiary designation at any time unless such designation has been made irrevocable. Under certain retirement programs, however, spousal consent may be required to name or change a Beneficiary, and the right to name a Beneficiary other than the spouse may be subject to applicable tax laws and regulations. If no Beneficiary is living at the time of an Annuitant's death, any benefits otherwise payable under the Contract to the Beneficiary will be payable to the Annuitant's estate. If a Beneficiary dies while receiving payments under the Contract, and if no other Beneficiary is then living, any remaining benefits owed under the Contract will be paid to such Beneficiary's estate.

     Under individual non-tax qualified Contracts, the Owner may designate a Contingent Owner. The Contingent Owner may be changed at any time during the Accumulation Period. However, upon death of the Owner, benefits under the Contract must be distributed in accordance with the rules established under the Internal Revenue Code.

REVOCATION

     Individual Contracts allow the Contract Owner to revoke the Contract by returning it to the Company within twenty days of delivery or such longer revocation period as is required by state law. The Company will refund any Purchase Payments received for the Contract without regard to investment results, unless a larger refund is required by state law.

RESERVATION OF RIGHTS

     The Company reserves the right to amend the Contract to conform with substitutions of investments or to comply with tax or other laws applicable to these types of Contracts. The Company, upon written notice, may make other changes to group Contracts that would apply only to individuals who become Participants after the effective date of such changes. The Company also reserves the right to operate the Separate Account as a management investment company under the 1940 Act, in consideration of receipt of an investment management fee, or in any other form permitted by law, and to deregister the Separate Account under the 1940 Act, in the event such registration is no longer required.

     The Company, at its sole discretion and upon written notice may curtail or prohibit new Participants under a group Contract.

RELATIONSHIP TO EMPLOYER'S PLAN

     Since it is contemplated that most Contracts offered by this Prospectus will be used for retirement programs, reference should be made to specific plan provisions and restrictions, if any, contained in the employer's plan in connection with this description of the Contracts.

     Plan loans from the Fixed Subaccounts may be permitted by your employer's plan. Refer to your plan for a description of charges and further information.

FEDERAL TAX MATTERS

GENERAL

     Major changes in federal income tax laws in the past several years may affect the tax treatment of investments in the contracts. It is not feasible to comment on all of these changes, and Contract Owners should consult a qualified tax advisor for more complete information. Contract Owners should also be aware that future legislation may change some of the rules discussed in the following materials.

TAXES PAYABLE BY PARTICIPANTS AND
ANNUITANTS

     The Contracts offered in connection with this prospectus are primarily used with retirement programs which receive favorable tax deferred treatment under Federal income tax law, although deferred annuity contracts may be purchased with after tax dollars.

     Annuity payments or other amounts received under all Contracts generally are subject to some form of federal income tax withholding. The withholding requirement will vary among recipients depending on the type of program, the tax status of the individual and the type of payments from which taxes are withheld. Additionally, annuity payments or other amounts received under all Contracts may be subject to state income tax withholding requirements.

     Non-Qualified Contracts do not enjoy the advantage of pre-tax contributions reflected in the illustrations below. (See "Effect of Tax-Deferred Accumulations.") However, all annuity contracts, including Non-Qualified Contracts, receive tax-deferred treatment of the earnings from the Purchase Payments invested.

SECTION 403(B) ANNUITIES FOR EMPLOYEES
OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR
PUBLIC EDUCATIONAL INSTITUTIONS

     Purchase Payments. Under section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations meeting the requirements of section 501(c)(3) of the Code and public educational institutions) to purchase annuity Contracts for their employees are excludable from the gross income of employees to the extent that the aggregate Purchase Payments do not exceed the limitations prescribed by section 402(g), section 403(b)(2) and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.

     An individual's voluntary salary reduction contributions under section 403(b) are generally limited to the lesser of $9,500 or 20 percent of salary; additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to approximately 20 percent of salary. In addition, for plan years beginning after December 31, 1988, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.

     Taxation of Distributions. Distributions of voluntary salary reduction amounts are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 59 1/2, (2) separation from service, (3) death,
(4) disability, or (5) hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon).

     Other distributions from a section 403(b) annuity Contract are taxed as ordinary income to the recipient in accordance with section 72 of the Code. Distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the participant reaches age 55, (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary), and (5) distributions in excess of tax deductible medical expenses.

     Required Distributions. Generally, distributions from section 403(b) annuities must commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 and such distributions must be made over a period that does not exceed the life expectancy of the Participant (or the Participant and Beneficiary). Participants employed by governmental entities and certain church organizations may delay the commencement of payments until April 1 of the calendar year following retirement if they remain employed after attaining age 70 1/2. Following the death of the Participant, the distribution requirements are generally the same as those described with respect to Non-Qualified Contracts. However, amounts accumulated under a Contract on December 31, 1986, are not subject to these minimum distribution requirements. Pre-January 1, 1987 amounts may be paid in a manner that meets the above rule or (i) must begin to be paid when the Participant attains age 75; and (ii) the present value of payments expected to be made over the life of the Participant, under the option chosen must exceed 50% of the present value of all payments expected to be made (the "50% rule"). The 50% rule will not apply to joint annuitants if a Participant's spouse is the joint annuitant. Notwithstanding these rules for pre-January 1, 1987 amounts held under 403(b) contracts, the entire contract balance must meet the minimum distribution incidental benefit requirement of Section 403(b)(10). A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

     Tax-Free Transfers and Rollovers. The IRS has ruled (Revenue Rulings 90-24) that total or partial amounts may be transferred tax free between section 403(b) annuity contracts and/or 403(b)(7) custodial accounts under certain circumstances. In addition, section 403(b)(8) of the Code permits tax-free rollovers from section 403(b) programs to IRAs or other section 403(b) programs under certain circumstances. Such a rollover must be completed within 60 days of receipt of the distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another 403(b) program is subject to 20% federal income tax withholding unless the Participant elects a direct rollover of such distribution to an IRA or other section 403(b) program.

SECTION 401 QUALIFIED PENSION, PROFIT-
SHARING OR ANNUITY PLANS

     Purchase Payments. Purchase Payments made by an employer (or a self-employed individual) under a pension, profit-sharing or annuity plan qualified under section 401(a) or section 403(a) of the Code are excluded from the gross income of the employee for Federal income tax purposes. Payments made by an employee generally are made on an after-tax basis unless they are made on a pre-tax basis by reason of sections 401(k) or 414(h) of the Code.

     Taxation of Distributions. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (which constitute "investment in the Contract"). However, if an employee or the Beneficiary receives a lump sum distribution, as defined in the Code, from an exempt employees' trust, the taxable portion of the distribution may be subject to special tax treatment. For most individuals receiving lump sum distributions after attainment of age
59 1/2, the rate of tax may be determined under a special 5-year income averaging provision. Those who attained age 50 by January 1, 1986 may instead elect to use a 10-year income averaging provision based on the income tax rates in effect for 1986. In addition, individuals who attained age 50 by January 1, 1986 may elect capital gains treatment (at a 20% rate) for the taxable portion of a lump sum distribution attributable to years of service before 1974; such capital gains treatment has otherwise been repealed. Taxable distributions received under a Contract purchased under a qualified plan prior to attainment of age 59 1/2 are subject to the same 10% penalty tax (and the same exceptions) as described with respect to section 403(b) annuity Contracts.

     Required Distributions. The minimum distribution requirements for qualified plans are generally the same as described with respect to section 403(b) annuity Contracts, except that no amounts are exempted from the minimum distribution requirements.

     Tax-Free Rollovers. The taxable portion of certain distributions from a plan qualified under section 401 or 403(a) may be transferred in a tax-free rollover to an individual retirement account or annuity or to another such plan. Such a rollover must be completed within 60 days of receipt of the qualifying distribution. The portion of any distribution which is eligible to be rolled over to an IRA or another section 401(a) or 403(a) plan is subject to 20% federal income tax withholding unless the Participant elects a direct rollover of such distribution to an IRA or other section 401(a) or 403(a) plan.

INDIVIDUAL RETIREMENT ANNUITIES

     Purchase Payments. The Tax Reform Act of 1986 has limited the extent to which individuals may make tax-deductible contributions for IRA Contracts. Deductible contributions equal to the lesser of $2,000 or 100% of compensation are permitted only for individuals who (i) are not (and whose spouses are not) active participants in another retirement plan; (ii) are active participants in another retirement plan, but are unmarried and have adjusted gross income of $25,000 or less; or (iii) are active participants (or have spouses who are) in another retirement plan, but are married and have adjusted gross income of $40,000 or less. Such individuals may also establish an IRA for a nonworking spouse who receives no compensation during the tax year; the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $2,250 or 100% of the working spouse's earned income; no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income exceeds the cut-off point ($25,000 for unmarried and $40,000 for married) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts.

     An individual may make nondeductible IRA contributions to the extent of the excess of (i) the lesser of $2,000 ($2,250 in the case of contributions to both the individual's IRA and spousal IRA) or 100% of compensation over (ii) the IRA deduction limit with respect to the individual.

     Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient. In addition, a 10% penalty tax will be imposed on taxable distributions received before the year in which the recipient attains age 59 1/2, except that distributions made on account of death, disability or in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) are not subject to the penalty tax.

     Required Distributions. The minimum distribution requirements for IRA Contracts are generally the same as described with respect to Section 403(b) annuity Contracts, except that no amounts are exempted from the minimum distribution requirements and in all events such distributions must commence no later than April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

     Tax Free Rollovers. Federal law permits funds to be transferred in a tax free rollover from a qualified employer pension, profit-sharing, or annuity plan, or a Section 403(b) annuity Contract to an IRA Contract under certain conditions. Amounts accumulated under such a rollover IRA may subsequently be rolled over on a tax-free basis to another such plan or Section 403(b) annuity Contract. In addition, a tax-free rollover may be made from one IRA to another, provided that not more than one such rollover may be made during any twelve month period. In order to qualify for tax-free treatment, all rollovers must be completed within 60 days after the distribution is received.

SIMPLIFIED EMPLOYEE PENSION PLANS

     Purchase Payments. Under section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan
(SEP). Employer contributions under a SEP, which generally must be made at a rate representing a uniform percent of the compensation of participating employees, are excluded from the gross income of employees for Federal income tax purposes. Employer contributions to a SEP cannot exceed the lesser of $22,500 or 15% of an employee's compensation for plan years beginning after December 31, 1993.

     Salary Reduction SEPs. Federal tax law allows employees of certain small employers to have contributions made to the SEP on their behalf on a salary reduction basis. These salary reduction contributions may not exceed $7,000, indexed for inflation in later years. Employees of tax-exempt organizations are not eligible for this type of SEP.

     Taxation of Distributions. SEP distributions are subject to taxation in the same manner as other IRA distributions.

     Required Distributions. SEP distributions are subject to the same minimum required distribution rules applicable to other IRAs.

     Tax Free Rollovers. Funds may be rolled over tax free from one SEP to another as long as the rollover is completed within 60 days after the distribution is received and is done no more frequently than once every twelve months.

SECTION 457 UNFUNDED DEFERRED
COMPENSATION PLANS OF PUBLIC
EMPLOYERS AND TAX-EXEMPT
ORGANIZATIONS

     Purchase Payments. Under section 457 of the Code, individuals who perform services for a unit of a state or local government may participate in a deferred compensation program. Tax-exempt employers may establish deferred compensation plans under section 457 only for a select group of management or highly com-pensated employees and/or independent contractors.

     This type of program allows individuals to defer the receipt of compensation which would otherwise be presently payable and to, therefore, defer the payment of Federal income taxes on the amounts. Assuming that the program meets the requirements to be considered an eligible deferred compensation plan (an "EDCP"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $7,500 or 33 1/3% of the individual's includible compensation. (Includible compensation means compensation from the employer which is currently includible in gross income for Federal tax purposes.) During the last three years before an individual attains normal retirement age, additional catch-up deferrals are permitted.

     The amounts which are deferred may be used by the employer to purchase the Contracts offered by this Prospectus. The Contract is owned by the employer and, in fact, is subject to the claims of the employer's creditors. The employee has no present rights or vested interest in the Contract and is only entitled to payment in accordance with the EDCP provisions.

     Taxation of Distributions. Amounts received by an individual from an EDCP are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

     Distributions Before Separation From Service. Distributions generally are not permitted under an EDCP prior to separation from service except for unforeseeable emergencies. Emergency distributions are includible in the gross income of the individual in the year in which paid.

     Required Distributions. Beginning January 1, 1989, the minimum distribution requirements for EDCP's are generally the same as those for qualified plans and section 403(b) annuity Contracts, except that no amounts are exempted from minimum distribution requirements.

     Tax Free Transfers and Rollovers. Federal income tax law permits the tax free transfer of EDCP amounts to another EDCP, but not to an IRA or other type of plan.

PRIVATE EMPLOYER UNFUNDED DEFERRED
COMPENSATION PLANS

     Purchase Payments. Private taxable employers may establish unfunded and non-qualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors.

     Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are subject to the rules for private taxable employer deferred compensation plans discussed below.

     Deferred compensation plans represent a bare contractual promise on the part of the employer to pay current wages at some future time. The Contract is owned by the employer and is subject to the claims of the employer's creditors. The individual has no present right or vested interest in the Contract and is only entitled to payment in accordance with plan provisions. Private taxable employers that are not natural persons, however, are currently taxable on any increase in the Accumulation Value attributable to Purchase Payments made to such Contracts after February 28, 1986.

     Taxation of Distributions. Amounts received by an individual from a private employer deferred compensation plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

     Tax Free Transfers and Rollovers. Federal income tax law does not allow tax free transfers or rollovers for amounts accumulated in a private employer deferred compensation plan.

NON-QUALIFIED CONTRACTS

     Purchase Payments. Purchase Payments made under certain Contracts are not excludible from the gross income of the Contract Owner or deductible for tax purposes ("Non-Qualified Contracts"). However, any increase in the Accumulation Value of a Non-Qualified Contract resulting from the investment performance of the Separate Account is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons, however, are currently taxable on any increase in the Accumulation Value attributable to Purchase Payments made to such Contracts after February 28, 1986.

     Taxation of Distributions. In general, partial redemptions that are not received as an annuity under a Non-Qualified Contract purchased after August 13, 1982 (or allocated to post-August 13 Purchase Payments under a pre-existing Contract) are taxed as ordinary income to the extent of the accumulated income or gain under the Contract. Partial redemptions from a Non-Qualified Contract purchased before August 14, 1982, are taxed only after the Contract Owner has received all of his "investment in the Contract"

(Purchase Payments less any amounts previously received and excluded from gross income).

     In the case of a complete redemption of a Non-Qualified Contract (regardless of the date of purchase), the amount received will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract.

     If a Contract Owner purchases two or more Contracts from the Company (or an affiliated company) within any twelve month period, those Contracts are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

     When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably over the expected payment period of the annuity and excluded from gross income as a tax-free return of capital. Individuals who start receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Where such individuals die before they have recovered their entire investment in the Contract on a tax-free basis, they generally are entitled to a deduction of the unrecovered amount on their final tax return.

     In addition to regular income taxes, there is a 10% penalty tax on the taxable portion of a distribution received before age 59 1/2 under a Non-Qualified Contract, unless the distribution is: (1) made to a Beneficiary on or after death of the Contract Owner; (2) made upon the disability of the Contract Owner; (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner or the Contract Owner and Beneficiary; (4) made under an immediate annuity contract, or (5) allocable to Purchase Payments made prior to August 14, 1982.

     Required Distributions. In contrast with the required distribution rules described above for Contracts purchased under employer-sponsored retirement programs, the Code does not require a Contract Owner under a Non-Qualified Contract to commence receiving distributions at any particular time and does not limit the duration of annuity payments. However, upon the death of the Contract Owner prior to the commencement of annuity payments, the amount accumulated under the Contract must be distributed within five years or, if distributions to a beneficiary designated under the Contract start within one year of the Contract Owner's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the Contract Owner has started receiving annuity distributions prior to his death, distributions must continue at least as rapidly as under the method in effect at the date of his death.

     Tax-Free Exchanges. Certain of the Non-Qualified single payment deferred annuity contracts permit the Contract Owner to exchange his contract for a new deferred annuity contract prior to the commencement of annuity payments. Under section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction, but is reportable to the IRS.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

     The charts below compare accumulations attributable to contributions to (1) Contracts purchased with pre-tax contributions under tax-favored retirement programs, (2) Non-Qualified Contracts purchased with after tax contributions and (3) conventional savings vehicles such as savings accounts.

                        THE POWER OF TAX-DEFERRED GROWTH
            [BAR CHART PLOTTED FROM DATA PRESENTED IN TABLE BELOW]


                                             10 YEARS    20 YEARS     30 YEARS
                                             --------    --------     --------
Convention Savings.......................... $16,122     $44,347      $ 93,761

Nonqualified Contract Tax-
  Deferred Annuity..........................  18,128      57,266       141,761

Tax-Deferred Annuity........................  25,178      79,537       196,892


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax deferred plan, (2) contributing $100 to a nonqualified, tax-deferred annuity, and (3) contributing $100 per month ($138.89 since contributions are made before tax) to a qualified tax-deferred plan. The chart assumes a 28% tax rate and an 8% fixed rate of return. Variable annuity options incur mortality and expense charges (1% - 1.25%) and may also incur administrative fees ($3.75 per quarter) and surrender charges (5% of the lesser of all contributions received during the last 60 months or the amount withdrawn). These fees and charges are not reflected in the above illustration and would reduce the results shown. Income taxes are payable upon withdrawal, and an additional 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return.

     Unlike savings accounts, contributions to tax-favored retirement programs and Non-Qualified Contracts provide tax-deferred treatment on earnings. In addition, contributions to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program increases the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

     To further illustrate the advantages of tax-deferred savings using a 28% Federal tax bracket, an annual fixed yield (BEFORE THE DEDUCTION OF ANY FEES OR CHARGES) of 8% under a tax-favored retirement program in which tax savings were reinvested has an equivalent annual fixed yield of 5.76% under a conventional savings program. THE 8% YIELD ON THE TAX-FAVORED PROGRAM WILL BE REDUCED BY THE IMPACT OF INCOME TAXES UPON WITHDRAWAL. The yield will vary depending upon the timing of withdrawals. The previous chart shows the actual after-tax amounts that would be received.

     As indicated above, contributions to tax-favored retirement programs are not subject to Federal income tax unless and until withdrawn. Accumulations under tax-favored retirement programs are generally not required to be withdrawn until age 70 1/2. There may be restrictions on withdrawals of certain types of contributions until age 59 1/2, separation from service, death, disability or hardship. Withdrawals before age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax, but withdrawals may be eligible for total or partial rollover to an IRA or another retirement program.

     By taking into account the current deferral of taxes, these contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a conventional savings account:

                              PAYCHECK COMPARISON

                            TAX-FAVORED     CONVENTIONAL
                             RETIREMENT       SAVINGS
                              PROGRAM         ACCOUNT
                            -----------     ------------
Annual amount available
  for savings before
  Federal taxes...........    $ 2,500          $ 2,500
Current Federal income
  tax due on
  contributions...........          0             (700)
Net retirement plan
  contributions...........    $ 2,500          $ 1,800

     This chart assumes a 28% Federal income tax rate. The $700 which is paid toward current Federal income taxes on the $2,500 contributed to the conventional savings account remains in the tax-favored program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,500, the contribution to a tax-favored retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a conventional savings account requires the full $2,500 out-of-pocket expense. The tax-favored retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows Participants to exclude contributions, within limits, from gross income.

FUND DIVERSIFICATION

     Separate Account investments must be adequately diversified in order for the increase in the value of Non-Qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, each Fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of a Fund to meet the diversification requirements could result in tax liability to Non-Qualified Contract Owners.

     Each Fund expects to meet the diversification requirements above and assure tax deferred treatment for holders of any Non-Qualified Contracts.

     The investment opportunities of a Fund could conceivably be limited by adhering to the above diversification requirements. This would affect all Contract Owners, including those owners of Qualified Contracts for whom diversification is not a requirement for tax-deferred treatment.

VOTING RIGHTS

     The Contract Owner during the Accumulation Period, the Annuitant during the Annuity Period, or the Beneficiary after the Annuitant's death, will be entitled to give instructions to the Company as to how Fund shares held in the Divisions attributable to the Participant Account or variable annuity should be voted at meetings of shareholders of the Funds. Those persons entitled to give voting instructions will be determined as of the record date for the meeting.

     During the Accumulation Period, each Annuitant (other than Annuitants under Contracts issued in connection with non-qualified and unfunded deferred compensation plans) will have the right to give instructions for those votes, not-withstanding that the Contract Owner may be the Annuitant's employer. Contract Owners will instruct the Company in accordance with such instructions.

     The number of Fund shares held in a Division deemed attributable to a Participant Account prior to the Annuity Date and during the lifetime of the Annuitant will be determined on the basis of the value of Accumulation Units credited to the Participant Account as of the record date. On or after the Annuity Date or after the death of the Annuitant, the number of Fund shares deemed attributable to the Participant Account will be based on the liability for future variable annuity payments to the payee under the Contract as of the record date. Such liability for future payments will be calculated on the basis of the mortality assumptions and the Assumed Investment Rate used in determining the number of Annuity Units credited to the Participant Account and the applicable Annuity Unit value on the record date. During the Annuity Period, the number of votes attributable to a variable annuity will generally decrease since funds set aside for an Annuitant will decrease.

     Persons who are entitled to vote will receive proxy material and a form on which voting instructions may be given. Fund shares held in the Separate Account or any other registered separate account that are or are not attributable to variable annuity contracts or variable life insurance policies as to which no instructions have been received will be voted for or against any proposition in the same proportion as the shares for which voting instructions have been received by that separate account. Fund shares held in unregistered separate accounts will be voted in the same proportion as the aggregate of (a) the shares for which voting instructions are received and (b) the shares that are voted in proportion to such voting instructions. However, if any company whose separate account invests in a Fund determines that it is permitted to vote any such shares of that Fund in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

OTHER VARIABLE ANNUITY
CONTRACTS

     In addition to the Contracts described in this Prospectus, the Company has made the Separate Account available to fund other group and individual variable annuity contracts funded through the Separate Account or, formerly funded through the Company's Separate Account One and the Company's Separate Account Two. These contracts, which are funded exclusively through Division Ten of the Separate Account, impose different charges at the Separate Account level than the ones imposed on the Contracts described in this Prospectus.

     The other contracts listed above are described in and offered pursuant to separate prospectuses.

EXCHANGE OFFERS

GENERAL

     The Company is making an exchange offer to annuitants and contact owners under certain of its outstanding fixed annuity contracts, certain outstanding variable annuity contracts formerly issued through the Company's Separate Account One and Separate Account Two, and certain variable annuity contracts issued through Separate Account A. The exchange will be available only as to contracts under which the Company has not yet started making annuity payments. Eligible annuitants and contract owners may exchange their current fixed Contracts ("V-Plan Contracts," IFA-582 and GFA-582 Contracts or "Compounder Contracts," C-I-75 and IFA-78 Contracts) and variable Contracts ("Independence Plus Contracts," UIT-585 and UITG-585 Contracts; "Impact Contracts," UIT-981 Contracts; and "SA-1 or SA-2 Contracts," GUP 64, GUP 74 and GTS-VA Contracts) (collectively referred to as "Existing Contracts") for one of the new variable annuity Contracts ("New Contracts") of the type described in this Prospectus.

     The New Contract will have the same Accumulation Value as the exchanged Existing Contract and, in addition, will have certain new features which may be advantageous. Annuitants under New Contracts may choose up to seven of eighteen investment options, including two fixed accumulation options, whereas fewer options are available under the Existing Contracts. The New Contracts have a surrender charge, similar to the Impact, V-Plan and Independence Plus Contracts, rather than the front end sales load imposed under the SA-1 and SA-2 and Compounder Contracts. The New Contracts may also provide an enhanced death benefit over Existing Contracts. Fund fees and charges under the New Contracts are different from those under the Existing Contracts and, in some cases, may be higher. Guaranteed annuity rates and guaranteed interest rates may be less favorable under the New Con-tracts. Differences between New and Existing Contracts are described more fully below.

     The Company is also making an exchange offer to annuitants and contract owners under certain of its other outstanding fixed annuity contracts (FSPA-75, FSPA-75-3, FSPA-76, FSPA-779, SPQ181, SPQ181-1, CTA978, and TFA-379 contracts) and certain of its other outstanding variable annuity contracts (SDA-578, SDA-773-T and IRA-579 contracts) (collectively referred to as "Other Existing Contracts"). The exchange will also only be available as to contracts under which the Company has not yet started making annuity payments. When comparing differences between the New Contracts and the Other Existing Contracts, you should refer to the form of contract (or certificate thereunder) or the most recently dated prospectus, whichever is applicable, for an explanation of terms and conditions pertaining to an Other Existing Contract.

     The Company also imposes other restrictions and rules upon the exchange of Existing Contracts and Other Existing Contracts into the New Contracts. You should contact the Company for information regarding such restrictions and rules. One of the exchange restrictions requires the fixed account assets of Existing Contracts and Other Existing Contracts to transfer directly into like Fixed Subaccounts under the New Contracts at the time of the exchange. Such an exchange will subject those assets to the restrictions and rules applicable to Fixed Subaccounts under the New Contracts. (See "Transfers Among Investment Options.") The Company, however, at its option, may waive such investment transfer restrictions, for a specified period of time, and allow individuals who are making an exchange to allocate assets exchanged from the Existing Contracts and Other Existing Contracts among any of the investment options made available under the New Contracts.

DIFFERENCES BETWEEN NEW AND EXISTING
CONTRACTS

     If you currently have a V-Plan or Compounder Contract, you should refer to the form of contract (or certificate thereunder) for its terms and conditions. You should refer to the most recently dated prospectus for a complete description of your variable annuity contract's terms and conditions. That prospectus is incorporated herein by reference. You may obtain an additional copy of a prospectus free of charge by contacting the nearest Regional Office of the Company. (The addresses of these offices appear on the inside back cover of this Prospectus.) Some of the important differences between Existing Contracts and New Contracts are discussed below.

EXCHANGES FROM INDEPENDENCE PLUS
CONTRACTS

     Sales/Surrender Charges. Under an Independence Plus Contract, no sales charge is deducted at the time a purchase payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any purchase payments withdrawn within five years of the date such purchase payments were made. The most recent purchase payments are deemed to be withdrawn first. Up to 10% of the account value may be surrendered in a Participant Year without any surrender charge being imposed. The New Contract imposes a similar surrender charge upon total or partial surrenders. Both the New Contracts and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, the New Contract provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. (See "Charge for Partial and Total Surrenders.") For purposes of satisfying the fifteen-year and seven-year holding requirements described in "Charge for Partial and Total Surrenders," the New Contracts will be deemed to have been issued on the same date as the Existing Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into a New Contract and which were made within five years before the date of exchange will be treated as Purchase Payments under the New Contract for purposes of calculating surrender charges. Exchanged payments will be deemed to have been made under the New Contracts on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under the New Contracts.

     Other Charges. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the Variable Subaccounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For New Contracts, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Accumulation Period during which any Variable Investment Option Accumulation Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Investment Options. No charge is assessed for any calendar quarter if the Accumulation Value is credited only to the Fixed Interest Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Investment Option offered under the New Contract. The charge may also be reduced or waived by the Company on New Contracts if the administrative expenses are expected to be lower for that Contract. (See "Charge for Account Maintenance.") To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under the New Contracts, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Investment Options selected, if any, on the daily net asset value of the Separate Account is attributable to New Contracts. (See "Charge to Separate Account.")

     Investment Options. Under Independence Plus Contracts ten divisions of Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of the Series Company portfolio. The ten mutual funds are managed by the Company for advisory fees at annual rates ranging from .31% to .50% of each respective portfolio's average daily net assets. In addition, two fixed investment options are available. Under the New Contracts, sixteen divisions of Separate Account A are available, thirteen of which invest in a different investment portfolio of the Series Company and three divisions of which invest in other mutual fund portfolios. These mutual fund portfolios are managed either by the Company, the Dreyfus Corporation, or TICI for advisory fees at annual rates ranging from .31% to .90% of each portfolio's or mutual fund's average daily net assets. Two fixed investment options are also available.

     Annuity Options. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between three and thirty years on a fixed basis only. The New Contract permits annuity payments for a designated period between of 5 and 30 years on a fixed basis only. Independence Plus Contracts and the New Contracts both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM V-PLAN CONTRACTS

     Sales/Surrender Charges. Under a V-Plan Contract, no sales charge is deducted at the time a purchase payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the purchase payments withdrawn within five years of the date such purchase payments were made. The most recent purchase payments are deemed to be withdrawn first. Up to 10% of the account value may be surrendered in a Participant Year without any surrender charge being imposed. The New Contract also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under the New Contracts may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, the New Contracts provide at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those New Contract provisions include no surrender charges on an election of the no charge systematic withdrawal method, and where an employee-participant has maintained the account for a period of seven years and has attained the age 59 1/2. (See "Charge for Partial and Total Surrenders.") For purposes of satisfying the fifteen-year and seven-year holding requirements, the New Contracts will be deemed to have been issued on the same date as the Existing Contract or certificate thereunder, but no earlier than January 1, 1982.

     If there is a total or partial surrender, Purchase Payments exchanged into a New Contract and which were made within five years before the date of exchange will be treated as Purchase Payments under the New Contract for purposes of calculating surrender charges. Exchanged payments will be deemed to have been made under the New Contracts on the date they were made to Existing Contracts for purposes of calculating the surrender charge under the New Contracts.

     Other Charges. There are no administrative and risk charges under V-Plan Contracts. For New Contracts, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Accumulation Period during which any Variable Investment Option Accumulation Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Investment Options. No charge is assessed for any calendar quarter if the Accumulation Value is credited only to the Fixed Interest Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Investment Option offered under the New Contract. The charge may also be reduced or waived by the Company on New Contracts if the administrative expenses are expected to be lower for that Contract. (See "Charge for Account Maintenance.") To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under the New Contracts, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Investment Options selected, if any, on the daily net asset value of the Separate Account is attributable to New Contracts. (See "Charge to Separate Account.")

     Investment Options. There are no variable investment alternatives provided under V-Plan Contracts.

     Annuity Options. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. The New Contract permits annuity payments for a designated period of between 5 and 30 years on a fixed basis only. Under the New Contract, annuity payments may be made on a fixed or variable basis, or a combination of both. The New Contract does not provide for commutation. V-Plan Contracts and the New Contracts both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM SA-1 AND SA-2 CONTRACTS

     Sales/Surrender Charges. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each purchase payment. This charge ranges from 5% of the first $5,000 of purchase payments to 3% of purchase payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for a New Contract the surrender charge under the New Contract will not apply to the amount of Accumulation Value applied to the New Contract (the "Exchanged Amount"). Purchase Payments made to the New Contracts, however, would be subject to the surrender charge under the New Contracts. In the case of a partial surrender, all Purchase Payments to the New Contract will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under a New Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first. (See "Charge for Partial and Total Surrenders.")

     Other Charges. A charge of a percentage of each purchase payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For New Contracts, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Accumulation Period during which any Variable Investment Option Accumulation Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Investment Options. No charge is assessed for any calendar quarter if the Accumulation Value is credited only to the Fixed Interest Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Investment Option offered under the New Contract. The charge may also be reduced or waived by the Company on New Contracts if the administrative expenses are expected to be lower for that Contract. (See "Charge for Account Maintenance.") To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under the New Contracts, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Investment Options selected, if any, on the average daily net asset value of the Separate Account is attributable to New Contracts. (See "Charge to Separate Account.")

     Investment Options. Under SA-1 and SA-2 Contracts only one division of Separate Account A is available as a variable investment alternative. This division invests in a portfolio of the Series Company. This portfolio is managed by the Company for advisory fees at an annual rate of .31% of the portfolio's average daily net assets. (Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. See the prospectus for these Contracts dated April 20, 1987.) Under the New Contracts, sixteen divisions of Separate Account A are available, thirteen of which invest in a different investment portfolio of the Series Company and three divisions of which invest in other mutual fund portfolios. These mutual fund portfolios are managed by either the Company, The Dreyfus Corporation, or TICI, for advisory fees at annual rates ranging from .31% to .90% of each portfolio's or mutual fund's average daily net assets. Additionally, two fixed investment options are available under the New Contracts.

     Annuity Options. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. The New Contract permits annuity payments for a designated period of between 5 and 30 years on a fixed basis only. The New Contract does not provide for commutation. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under the New Contracts. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. The New Contracts do not provide this option. SA-1 and the New Contracts, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM IMPACT CONTRACTS

     Sales/Surrender Charges. Under an Impact Contract, no sales charge is deducted at the time a purchase payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the purchase payments withdrawn within three years of the date such purchase payments were made. The most recent purchase payments are deemed to be withdrawn first. The New Contracts also impose a surrender charge upon total or partial surrenders which may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. The New Contracts also have other provisions where surrender charges are not imposed. (See "Charge for Partial and Total Surrenders.") For purposes of satisfying the fifteen-year and seven-year holding requirements, the New Contracts will be deemed to have been issued on the same date as the Existing Contract or certificate thereunder, but no earlier than January 1, 1982. Only purchase payments exchanged into a New Contract which were made within three years before the date of exchange will be treated as Purchase Payments under the New Contract for purposes of calculating surrender charges. Exchanged payments will be deemed to have been made under the New Contracts on the date they were made to Impact Contracts for purposes of calculating the surrender charge under the New Contracts.

     Other Charges. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For New Contracts, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Accumulation Period during which any Variable Investment Option Accumulation Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Investment Options. No charge is assessed for any calendar quarter if the Accumulation Value is credited only to the Fixed Interest Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Investment Option offered under the New Contract. The charge may also be reduced or waived by the Company on New Contracts if the administrative expenses are expected to be lower for that Contract. (See "Charge for Account Maintenance.") To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under the New Contracts, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Investment Options selected, if any, on the daily net asset value of the Separate Account is attributable to New Contracts. (See "Charge to Separate Account.")

     Investment Options. Under the Impact Contract five divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of the Series Company portfolio. The five mutual funds are managed by the Company for advisory fees at annual rates ranging from .31% to .50% of each respective portfolio's average daily net assets. Under the New Contracts, sixteen divisions of Separate Account A are available, thirteen of which invest in a different investment portfolio of the Series Company and three divisions of which invest in other mutual fund portfolios. These mutual fund portfolios are managed by either the Company, The Dreyfus Corporation, or TICI, for advisory fees at annual rates ranging from
 .31% to .90% of each portfolio's or mutual fund's average daily net assets. In addition, two fixed investment options are available under the New Contracts.

     Annuity Options. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years on a fixed basis only. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. The New Contract permits annuity payments for a designated period of between 5 and 30 years on a fixed basis only. The New Contract does not provide for commutation. Impact Contracts and the New Contracts both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

EXCHANGES FROM COMPOUNDER CONTRACTS

     Sales/Surrender Charges. Under a Compounder Contract a sales and administrative charge is deducted from each purchase payment. This charge ranges from 5% of the first $5,000 of purchase payments to 3% of purchase payments in excess of $15,000. If a Compounder Contract is exchanged for a New Contract the surrender charge under the New Contract will not apply to the amount of Accumulation Value applied to the New Contracts. Purchase Payments made to the New Contract, however, would be subject to the surrender charge under the New Contracts. In the case of a partial surrender, all Purchase Payments to the New Contract will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under a New Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first. (See "Charge for Partial and Total Surrenders.")

     Other Charges. A charge of a percentage of each purchase payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For New Contracts, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Ac-cumulation Period during which any Variable Investment Option Accumulation Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Investment Options. No charge is assessed for any calendar quarter if the Accumulation Value is credited only to the Fixed Interest Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Investment Option offered under the New Contract. The charge may also be reduced or waived by the Company on New Contracts if the administrative expenses are expected to be lower for that Contract. (See "Charge for Account Maintenance.") To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks under the New Contracts, an additional daily charge with an annualized rate of 1.00% or 1.25%, depending upon the Variable Investment Options selected, if any, on the daily net asset value of the Separate Account is attributable to New Contracts. (See "Charge to Separate Account.")

     Investment Options. There are no variable investment alternatives provided under Compounder Contracts.

     Annuity Options. Annuity payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. The New Contract permits annuity payments may be made on a fixed or variable basis, or both. One option under the New Contract provides for a designated period of 5 and 30 years on a fixed basis only. The New Contract does not provide for commutation. Unlike the New Contract, the Compounder Contracts contain no "betterment of rates" provision.

EXCHANGES FROM CERTAIN OTHER EXISTING
CONTRACTS

     The New Contracts will have the same Accumulation Value as the exchanged Other Existing Contracts. Subject to the restrictions and rules which the Company may apply and as otherwise noted below, exchanges from Other Existing Contracts into the New Contract will be treated as new Purchase Payments under the New Contracts. However, except for SDA-578, SDA-773-T, SPQ181, and SPQ-181-1 contracts, the contract date for determining surrender charges under the New Contracts will be the contract date under the Other Existing Contracts. For SPQ181 and SPQ181-1 contracts, the contract date for determining surrender charges under the New Contracts will be the SPQ181 and SPQ181-1 contract dates, whichever may be applicable, plus one year. For example, if you have an SPQ181 contract with a contract date of January 1, 1989, upon exchange into a New Contract, the contract date for surrender charge purposes becomes January 1, 1990 (SPQ181 contract date plus one year). There is no surrender charge imposed upon a SDA-578 or SDA-773-T contract either at the time of exchange into a New Contract or under a New Contract.

INFORMATION WHICH MAY BE APPLICABLE TO
ANY EXCHANGE

     Guaranteed Annuity Rates. Mortality rates have improved since annuity rates were developed for the Existing Contracts and the Other Existing Contracts. Therefore, the annuity rates guaranteed in the New Contracts are less favorable to Contract Owners and Annuitants than those guaranteed in the Existing Contracts and may also be less favorable than those under the Other Existing Contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under the New or the Existing Contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Existing Contract or your Other Existing Contracts or in current endorsements thereto. Those guaranteed for New Contracts are set forth therein, and copies may be obtained from one of the Company's Regional Offices listed on the inside back cover of this prospectus.

     To satisfy a Federal tax law requirement, non-spouse beneficiaries under a New Contract generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain Existing Contracts or certificates issued before January 19, 1985 if not exchanged.

AGENTS' AND MANAGERS' RETIREMENT PLAN
EXCHANGE OFFER

     General. All eligible agents and managers of the Company are allowed to participate in the

Company's Agents' and Managers' Retirement Plan ("Plan"). The Company is granting to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts or Independence Plus Contracts for the equivalent units of interest in the New Contracts.

     Participants who enter into the voluntary exchange will not incur under the New Contracts any surrender charges or account maintenance fees. Other individuals who are not eligible agents and managers of the Company who may exchange their units of interest under the SA-1 and Independence Plus Contracts for the equivalent units of interest in the New Contracts may have imposed under the New Contract such charges and fees. All other provisions with regard to exchange offers referenced in the section entitled "Exchange Offers" will apply to the Agents and Managers Retirement Plan Exchange Offer.

     Pursuant to this voluntary exchange offer, participants in the Plan will have three options to choose from. As to the funding vehicle for their purchase payment plan, the participant may choose to:

     1. remain in the SA-1 Contract or Independence Plus Contract.

     2. leave current assets in the SA-1 Contract and direct future Purchase Payments to the New Contract; or

     3. transfer all current assets and future Purchase Payments to the New Contract.

     If the participant chooses to remain in either the SA-1 Contract or Independence Plus Contract, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract or Independence Plus Contract, respectively. If the participant chooses to leave current assets in the SA-1 Contract or the Independence Plus Contract and direct future Purchase Payments to the New Contract, the current assets will be controlled by the provisions of the SA-1 Contract or the Independence Plus Contract, respectively. The future Purchase Payments will be controlled by the terms of the New Contract subject to the exception that surrender charges and maintenance fees will not be imposed under the New Contract. If the participant chooses to transfer all current assets and future Purchase Payments to the New Contract, such current assets and future Purchase Payments will be controlled by the provisions of the New Contract subject to the exception that surrender charges and account maintenance fees will not be imposed under the New Contract.

     Once a participant transfers assets and future Purchase Payments to the New Contract the participant will not be permitted to exchange back to the SA-1 Contract or Independence Plus Contract. If a participant chooses to transfer future Purchase Payments but not current assets to the New Contract, the participant will be allowed at a later date to transfer the current assets to the New Contract. For a complete analysis of the differences between the SA-1 contract or the Independence Plus Contract and the New Contract, you should refer to the section entitled "Differences Between New and Existing Contracts" and the form of the contract or certificate for its terms and conditions.

TAXES AND CONVERSION COSTS

     The Company will impose no fee or charge in connection with conversion. Please see discussion of "Federal Tax Matters" in the prospectus regarding the Federal income tax treatment of the New Contracts.

AVAILABILITY OF OFFER

     Current owners or annuitants wishing to exchange should contact any Regional Office at 1-800-44-VALIC for assistance. Partial exchanges are not permitted and, once this privilege has been exercised, any exchange back to the Existing Contract will not be made on these terms. This exchange offer is not applicable to any outstanding fixed annuity contracts except those fixed contracts described on pages 51 and 52 of this Prospectus. THE COMPANY RESERVES THE RIGHT TO TERMINATE, MODIFY OR SUSPEND THE EXCHANGE OFFER AT ANY TIME.

                                    APPENDIX

     Additional Fee Table Example for Portfolio Director Contract without a surrender charge or maintenance fees imposed.

Example #3 -- Assuming no surrender and no maintenance at the end of the period shown:

Total Expenses. You would pay the following expenses on a $1,000 investment under a typical Portfolio Director Contract without a Surrender Charge or maintenance fees imposed, invested in a single Separate Account Division as listed below, assuming a 5% annual return on assets:

                                                         1          3           5          10
                                                        YEAR       YEARS      YEARS       YEARS
                                                        ----       ----       -----       -----
Stock Index Division..................................  $ 14       $ 44       $  76       $ 167
MidCap Index Division(1)..............................    15         46          80         175
Small Cap Index Division..............................    15         47          80         176
International Equities Division.......................    15         47          80         176
Templeton International Division......................    21         65         112         242
Dreyfus Small Cap Division............................    24         72         124         266
Growth Division(2)....................................    19         59         102         222
Growth & Income Division(2)...........................    19         59         101         218
Capital Conservation Division.........................    16         50          87         189
Government Securities Division........................    16         50          87         189
International Government Bond Division................    16         51          88         192
Social Awareness Division.............................    16         51          87         191
Science & Technology Division(2)......................    20         61         105         228
Money Market Division.................................    16         50          86         188
Timed Opportunity Division............................    16         50          87         189
Templeton Asset Allocation Division...................    20         63         108         233

---------------

(1) Effective October 1, 1991, the Capital Accumulation Fund changed its name to the MidCap Index Fund and amended its investment objective, investment program and investment restrictions accordingly. Total Fund expenses expressed as a percentage of Fund assets represent expenses of the Capital Accumulation Fund prior to October 1, 1991.

(2) The Series Company Funds underlying the Growth Division, the Growth & Income Division and the Science & Technology Division were initiated on April 29, 1994.

                REVOCATION OF TELEPHONE ASSET TRANSFER AUTHORITY

    Participant/Contract Owner Name:

    ------------------------------------------------------------------------
    Social Security Number:

    ------------------------------------------------------------------------
    Birth Date:

    ------------------------------------------------------------------------

     I am the Participant under or Contract Owner of one or more variable annuity contracts issued by The Variable Annuity Life Insurance Company ("VALIC"). I hereby instruct VALIC not to accept any telephone instructions to transfer Accumulation Values among investment options or change the allocation of future Purchase Payments from me, anyone representing me or anyone representing himself or herself to be me. I understand as a result of executing this form that the transfer of Accumulation Values or Annuity Values among investment options or changes in the allocation of future Purchase Payments may only be effected upon the receipt by VALIC of my written instructions.

---------------------------------------------------     ------------------------
              Participant/Contract Owner Signature             Date

Mail this form to any Regional Office (see the last page of your prospectus for addresses) or to the Home Office at the following address: VALIC, Customer Service A3-01, 2929 Allen Parkway, Houston, TX 77019.

Please tear off, complete and return the form below to one of our Regional Offices at the address shown on the inside back cover of this Prospectus. A Statement of Additional Information may also be ordered by calling 1-(800)-44-VALIC.

 ................................................................................

                          PORTFOLIO DIRECTOR CONTRACTS

Please send me a free copy of the Statement of Additional Information for The Variable Annuity Life Insurance Company Separate Account A (Portfolio Director Contract Series).

                             (Please Print or Type)

--------------------------------------------------------------------------------

    Name:                                   G.A. #
    -------------------------------------   ------------------------------------

    Address:                                Policy #
    -------------------------------------   ------------------------------------

    Social Security Number:
    -------------------------------------

--------------------------------------------------------------------------------

                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                                        PAGE
                                                                                        ----
General Information....................................................................   3
Marketing Information..................................................................   3
Types of Variable Annuity Contracts....................................................   5
Calculation of Surrender Charge........................................................   6
  Illustration of Surrender Charge on Total Surrender..................................   6
  Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full
     Surrender.........................................................................   6
Accumulation Unit Value................................................................   7
  Illustration of Calculation of Accumulation Unit Value...............................   7
  Illustration of Purchase of Accumulation Units.......................................   7
Performance Calculations...............................................................   7
  Money Market Division Yields.........................................................   7
  Calculation of Yield for Money Market Division Six...................................   7
  Illustration of Calculation of Yield for Money Market Division Six...................   7
  Calculation of Effective Yield for Money Market Division Six.........................   7
  Illustration of Calculation of Effective Yield for Money Market Division Six.........   7
Standardized Yield for Divisions Seven, Eight and Thirteen.............................   8
  Calculation of Standardized Yield for Divisions Seven, Eight and Thirteen............   8
  Illustration of Calculation of Standardized Yield for Divisions Seven, Eight and
     Thirteen..........................................................................   8
  Calculation of Average Annual Total Return...........................................   9
Performance Information................................................................  10
  Performance Compared to Market Indices...............................................  10
  Stock Index Division Ten Performance Compared to S&P 500 Index.......................  13
  MidCap Index Division Four Performance Compared to Relevant Index....................  13
  Small Cap Index Division Fourteen Performance Compared to Russell 2000(R) Index......  14
  International Equities Division Eleven Performance Compared to EAFE Index............  14
  Templeton International Division Twenty Performance Compared to MSCI World Index.....  15
  Dreyfus Small Cap Division Eighteen Performance Compared to Russell 2000.............  15
  Growth Division Fifteen Performance Compared to S&P 500 Index........................  16
  Growth & Income Division Sixteen Performance Compared to S&P 500 Index...............  16
  Capital Conservation Division Seven Performance Compared to Merrill Lynch
     Corporate Master Index............................................................  17
  Government Securities Division Eight Performance Compared to Lehman Brothers U.S.
     Treasury Composite Index..........................................................  18
  International Government Bond Division Thirteen Performance Compared to Salomon
     Brothers Non U.S. Dollar World Government Bond Index..............................  18
  Social Awareness Division Twelve Performance Compared to S&P 500 Index...............  19
  Science & Technology Division Seventeen Performance Compared to S&P 500 Index........  19
  Money Market Division Six Performance Compared to Certificate of Deposit Primary
     Offering by New York City Banks, 30 Day Index.....................................  20
  Timed Opportunity Division Five Performance Compared to S&P 500(R) Index, Merrill
     Lynch Corporate and Government Master Index and Certificate of Deposit Primary
     Offering by New York City Banks, 30 Day Index.....................................  21
  Templeton Asset Allocation Division Nineteen Performance Compared to MSCI World
     Index, Salomon Bros. Non-US Dollar World Government Bond Index, and Certificate of
     Deposit Primary Offering by New York City Banks, 30 Day Index.....................  22
Annuity Payments.......................................................................  22
  Assumed Investment Rate..............................................................  22
  Amount of Annuity Payments...........................................................  22
  Annuity Unit Value...................................................................  23
  Illustration of Calculation of Annuity Unit Value....................................  23
  Illustration of Annuity Payments.....................................................  24
Distribution of Variable Annuity Contracts.............................................  24
Experts................................................................................  24
Comments on Financial Statements.......................................................  25

===============================================================================

                 FOR ADDITIONAL INFORMATION ABOUT THE CONTRACTS
                     CONTACT YOUR NEAREST REGIONAL OFFICE:

4722 N. 24th                              8500 Normandale Lake Blvd.
Suite 150                                 Suite 750
Phoenix, AZ 85016                         Bloomington, MN 55437
(602) 957-1690                            (612) 893-1099

222 South Harbor Blvd.                    410 Amherst Street
10th Floor                                Suite 250
Anaheim, CA 92805                         Nashua, NH 03063
(714) 774-7844                            (603) 883-3840

1900 O'Farrell St.                        90 Woodbridge Ctr. Dr.
Suite 390                                 Suite 410
San Mateo, CA 94403                       Woodbridge, NJ 07095
(415) 574-5433                            (908) 750-5611

165 South Union Blvd. West                University Tower
Suite 1050                                3100 Tower Blvd.
Lakewood, CO 80228                        Suite 1601, Box 50
(303) 988-3344                            Durham, NC 27707
                                          (919) 489-6529
10006 N. Dale Mabry Hwy.
Suite 113                                 Two Summit Park Drive
Tampa, FL 33618                           Suite 410
(813) 961-1611                            Independence, OH 44131
                                          (216) 520-2028
100 Ashford Center North
Suite 100                                 1800 S.W. First Avenue
Atlanta, GA 30338                         Suite 505
(404) 395-4700                            Portland, OR 97201
                                          (503) 223-6288
230 West Monroe
Suite 1550                                1767 Sentry Pkwy. West 19
Chicago, IL 60606                         Suite 300
(312) 368-1001                            Blue Bell, PA 19422
                                          (215) 646-8030
8555 North River Road
Suite 420                                 4020 McEwen
Indianapolis, IN 46240                    Suite 120
(317) 574-7145                            Dallas, TX 75244
                                          (214) 490-1515
7310 Ritchie Highway
Suite 800                                 800 Gessner
Glen Burnie, MD 21061                     Suite 1280
(410) 768-2330                            Houston, TX 77024
                                          (713) 465-2253
1301 West Long Lake Road
Suite 340
Troy, MI 48098
(810) 641-0022

 There are also more than thirty branch offices located throughout the country.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019 1-800-44-VALIC
                           TDD NUMBER 1-800-35-VALIC
               FOR UNIT VALUE INFORMATION CALL: 1-(800) 847-5634
            FOR ASSET TRANSFERS BY TELEPHONE CALL: 1-(800) 621-7792

===============================================================================

                          [VALIC LOGO APPEARS HERE]
                          -------------------------
                        *  An American General Company

                                Printed Matter
                           Printed in U.S.A.  VA 9084  REV 7/95
   (copyright) The Variable Annuity Life Insurance Company, Houston, Texas

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